Statement of Additional Information April 28, 2023, as revised October 1, 2023

Baillie Gifford Funds

This Statement of Additional Information ("SAI") relates to the following funds and share classes of Baillie Gifford Funds (the "Trust"):

	Class 2	Class 3	Class 4	Class 5	Class K	Institutional Class
Baillie Gifford China A Shares Growth Fund					BCAKX	BCANX
Baillie Gifford China Equities Fund					BGCDX	BGCBX
Baillie Gifford Developed EAFE All Cap Fund	BGPTX	BGPFX	BGPWX	BGPVX	BGPKX	BSGPX
Baillie Gifford EAFE Plus All Cap Fund	BGCWX	BGCJX	BGCLX	BGCVX	BKGCX	BGCSX
Baillie Gifford Emerging Markets Equities Fund	BGEHX	BGELX	BGEPX	BGEDX	BGKEX	BGEGX
Baillie Gifford Emerging Markets ex China Fund					BGEZX	BGEWX
Baillie Gifford Global Alpha Equities Fund	BGATX	BGAEX	BGALX	BGAVX	BGAKX	BGASX
Baillie Gifford Health Innovation Equities Fund					BGHDX	BGHBX
Baillie Gifford International Alpha Fund	BGITX	BGIFX	BGIUX	BGIVX	BGIKX	BINSX
Baillie Gifford International Concentrated Growth Equities Fund					BTLKX	BTLSX
Baillie Gifford International Growth Fund	BGETX	BGEUX	BGEFX	BGEVX	BGEKX	BGESX
Baillie Gifford International Smaller Companies Fund					BICKX	BICIX
Baillie Gifford Long Term Global Growth Fund	BGLTX	BGLOX	BGLFX	BGADX	BGLKX	BSGLX
Baillie Gifford U.S. Discovery Fund					BGUKX	BGUIX
Baillie Gifford U.S. Equity Growth Fund					BGGKX	BGGSX

This SAI is not a prospectus. This SAI provides additional information in relation to the prospectuses for the funds listed above (each a "Fund" and together the "Funds") dated April 28, 2023, each as revised or supplemented from time to time (together, the "Prospectus"), and should be read in conjunction therewith.

This SAI was fully updated and restated as of April 28, 2023 in connection with the annual update to the Trust's registration statement and has subsequently been revised in part to reflect select changes affecting the Trust as of the most recent revision date stated above. Most financial and quantitative data, as well as time-bound or forward-looking qualitative disclosure, have not been updated or refreshed beyond the original April 28, 2023 date, and they consequently speak as of that date.

The most recent annual reports of Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Health Innovation Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford U.S. Discovery Fund and Baillie Gifford U.S. Equity Growth Fund are incorporated by reference into this SAI.

The Prospectus and the most recent annual and semi-annual report to shareholders of each Fund may be obtained, free of charge, by contacting the Trust using the details below.

Online	http://USmutualfund.bailliegifford.com
Email	northamericanvehiclesteam@bailliegifford.com
Mail	c/o Baillie Gifford Overseas Ltd., Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN
Toll-Free Telephone	1-844-394-6127

Table of Contents

Background on the Trust and the Funds	2
Fund Investments	3
Non-Fundamental Investment Policies	3
Fundamental Investment Policies	4
Temporary Defensive Positions	4
Borrowings	4
Other Investment Companies	4
Diversification	5
Risks	5
Disclosure of Fund Investments	14
Investment Glossary	15
Purchase, Redemption, and Pricing of Shares	18
How to Buy & Redeem Shares	18
Determination of Net Asset Value	18
Election under Rule 18f-1	18
Board Members and Trust Officers	19
Trustee Responsibilities and Powers	19
Trustee Appointments	19
Trustee Nominations by Shareholders	19
Trustee Meetings	22
Committees	23
Trustee Compensation	23
Trust Officers	24
Trust Officer Compensation	24
Board Member and Trust Officer Liability	24
Investment in the Funds by Trust, Manager and Distributor Personnel	24
Manager	25
Oversight by the Board	25
Management Services	25
Shareholder Services	27
Administration and Supervisory Services	27
Investment Decisions by Portfolio Managers	28
Proxy Voting	34
Investment Process	34
Payments to Financial Intermediaries	36
Other Services	37
Compensation	37
Other Key Service Providers	39
Administrator – BNYM	39
Custodian – BNYM	39
Transfer Agent – BNY Mellon Asset Servicing	39
Independent Registered Public Accounting Firm – Cohen & Company, Ltd.	39
Underwriter – BGFS	39
Trust Legal Counsel – Ropes & Gray LLP	39
Independent Trustee Legal Counsel – Vedder Price P.C.	39
Shareholders	40
Principal Holders of Securities	40
Control Persons	43
Management Ownership	44
Shareholder Rights	44
Distributions	45
Tax	46
Financial Statements	53

Baillie Gifford Funds – Statement of Additional Information

Background on the Trust and the Funds

The Trust

Baillie Gifford Funds (the "Trust") is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company. The Trust was organized as a Massachusetts business trust on June 21, 2000.

Funds

The Trust consists of multiple series, a subset of which, as set out below, are offered in the Prospectus and this SAI. Each series that is offered under the Prospectus and this SAI is referred to in this SAI as a "Fund" and together the "Funds."

Series	Share Classes	Diversified
Baillie Gifford China A Shares Growth Fund*	Institutional, K	No
Baillie Gifford China Equities Fund	Institutional, K	No
Baillie Gifford Developed EAFE All Cap Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford EAFE Plus All Cap Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford Emerging Markets Equities Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford Emerging Markets ex China Fund	Institutional. K	No
Baillie Gifford Global Alpha Equities Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford Health Innovation Equities Fund	Institutional, K	No
Baillie Gifford International Alpha Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford International Concentrated Growth Equities Fund	Institutional, K	No
Baillie Gifford International Growth Fund	2, 3, 4, 5, Institutional, K	Yes
Baillie Gifford International Smaller Companies Fund	Institutional, K	Yes
Baillie Gifford Long Term Global Growth Fund	2, 3, 4, 5, Institutional, K	No
Baillie Gifford U.S. Discovery Fund	Institutional, K	No
Baillie Gifford U.S. Equity Growth Fund	Institutional, K	No

*  Prior to April 30, 2021, Baillie Gifford China A Shares Growth Fund was known as Baillie Gifford China A Shares Fund.

The differences between the classes of shares are addressed in the Prospectus under "Shares—Restrictions on Buying Shares."

On November 25, 2019, the names of certain Funds were changed as follows:

Current Fund Name	Previous Fund Name
Baillie Gifford Developed EAFE All Cap Fund	The EAFE Pure Fund
Baillie Gifford EAFE Plus All Cap Fund	The EAFE Choice Fund
Baillie Gifford Emerging Markets Equities Fund	The Emerging Markets Fund
Baillie Gifford Global Alpha Equities Fund	The Global Alpha Equity Fund
Baillie Gifford International Alpha Fund	The International Equity Fund
Baillie Gifford International Concentrated Growth Equities Fund	The International Concentrated Growth Fund
Baillie Gifford International Growth Fund	The EAFE Fund
Baillie Gifford International Smaller Companies Fund	The International Smaller Companies Fund
Baillie Gifford Long Term Global Growth Fund	The Long Term Global Growth Equity Fund
Baillie Gifford U.S. Equity Growth Fund	The U.S. Equity Growth Fund

Baillie Gifford Funds – Statement of Additional Information

Fund Investments

This section sets out investment policies for each Fund, which apply in addition to the investment strategies summarized in the Prospectus under "Principal Investment Strategies" and "Selected Investment Techniques and Topics." The investment policies of each Fund set forth in the Prospectus and in this SAI may be changed by the Trust's Board of Trustees (the "Board") without shareholder approval except that any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which means the lesser of (i) 67% of the shares of that Fund represented at a meeting at which 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares).

Except as otherwise stated or as required under applicable law, all percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Non-Fundamental Investment Policies

Each Fund's investment objective and policies set forth in the prospectus are non-fundamental policies of such Fund. In addition, each Fund will not invest more than 15% of the value of net assets of the Fund in illiquid investments.

The following non-fundamental policies set forth in the Prospectus are subject to change only upon sixty days' prior notice to shareholders.

—  Baillie Gifford China A Shares Growth Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in China A shares.

—  Baillie Gifford China Equities Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies located in China, regardless of where their securities are principally listed for trading.

—  Baillie Gifford Developed EAFE All Cap Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in developed markets in Europe, Australasia, and/or the Far East.

—  Baillie Gifford EAFE Plus All Cap Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in Europe, Australasia, and/or the Far East.

—  Baillie Gifford Emerging Markets Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies located in countries contained in the MSCI Emerging Markets Index.

—  Baillie Gifford Emerging Markets ex China Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies located in countries represented in the MSCI Emerging Markets ex China Index.

—  Baillie Gifford Global Alpha Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford Health Innovation Equities Fund
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of companies engaged in or supporting innovation in one or more healthcare or healthcare-related industries.

—  Baillie Gifford International Alpha Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities.

—  Baillie Gifford International Concentrated Growth Equities Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities.

—  Baillie Gifford International Smaller Companies Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in securities of smaller companies.

—  Baillie Gifford U.S. Discovery Fund*
Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in securities of issuers located in the U.S.

*  The Fund's voluntarily adopted investment policy to invest, under normal circumstances, at least 80% of its net assets in securities of small- and mid-capitalization companies, as described in the Prospectus, was not adopted pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended, and can be changed without shareholder notice.

—  Baillie Gifford U.S. Equity Growth Fund
Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other equity securities of companies whose principal activities are in the U.S.

Baillie Gifford Funds – Statement of Additional Information

Fundamental Investment Policies

In addition to each Fund's diversification status as stated in the above "Background on the Trust and the Funds—Funds" section, the following are fundamental policies of the Funds:

Each Fund will not:

1.  Act as underwriter of securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

2.  Borrow money, except to the extent permitted by applicable law, regulation or order.

3.  Purchase or sell real estate or interests in real estate, except that the Fund may purchase and sell securities that are secured by real estate or interests in real estate and may purchase securities issued by companies that invest or deal in real estate.

4.  Invest in commodities, except that each Fund may invest in financial futures contracts and options thereon, and options on currencies.

5.  Make loans to others, except through the purchase of qualified debt obligations, the entry into repurchase agreements and/or the making of loans of portfolio securities consistent with the Fund's investment objectives and policies. For purposes of this policy, the short term deposit of cash or other liquid assets of the Fund in one or more interest-bearing accounts shall not be deemed to be a loan to others.

6.  Issue any senior securities except to the extent permitted by applicable law, regulation or order (for purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract or future contract and collateral arrangements with respect to initial and variation margin are not deemed to involve the issuance of a senior security).

In addition, each Fund other than Baillie Gifford Health Innovation Equities Fund will not purchase any securities which would cause more than 25% of the value of the Fund's total assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry; provided that there shall be no limit on the purchase of U.S. government securities, including securities issued by any agency or instrumentality of the U.S. government, and related repurchase agreements.

Baillie Gifford Health Innovation Equities Fund will concentrate its investments (defined by regulations as investing at least 25% of its total assets at the time of purchase) in the securities of issuers whose principal business activities are in healthcare and healthcare-related industries.

In determining whether a transaction is permitted by applicable law, regulation, or order, each Fund currently construes fundamental policies (2) and (6) above not to prohibit any transaction that is permitted under Section 18 of the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules thereunder, including Rule 18f-4, as interpreted or modified, or as may otherwise be permitted by regulators having jurisdiction from time to time. Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made. A loan is presumed to be for temporary purposes if it is repaid within sixty days and is not extended or renewed. Provisions of the 1940 Act permit each Fund to borrow from a bank, provided that each Fund maintains continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with exceptions for borrowings not in excess of 5% of the Fund's total assets made for temporary administrative purposes.

For purposes of fundamental policy (4) above, all swap agreements and other derivative instruments that were not classified as commodity interests or commodity contracts prior to July 21, 2010 are not deemed to be commodities or commodity contracts.

Temporary Defensive Positions

Each Fund may invest a portion of its assets in cash or cash equivalents, including money market funds or short-term commercial paper, to facilitate daily portfolio operations, and to take temporary defensive positions—for instance, by allocating substantial assets to cash, commercial paper, or other less volatile instruments—in response to adverse or unusual market, economic, political, or other conditions. In taking temporary defensive positions, each Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective.

Borrowings

The Trust, on behalf of certain Funds advised by Baillie Gifford Overseas Limited (the "Manager" and each such fund, a "Participating Fund" and together, the "Participating Funds"), has entered into a revolving credit facility agreement (the "Credit Agreement") with The Bank of New York Mellon ("BNYM") whereby the Participating Funds may borrow for the temporary funding of shareholder redemptions or for other temporary or emergency purposes.

The Credit Agreement permits the Participating Funds to borrow up to an aggregate commitment amount of $75 million at any time outstanding, subject to asset coverage and other limitations as specified in the Credit Agreement.

Borrowing results in interest expense and other fees and expenses that may impact a Fund's expenses, including any net expense ratios. The costs of borrowing may reduce the total returns for a Fund. The Credit Agreement also imposes an ongoing commitment fee on undrawn amounts under the credit facility, which is paid by the Participating Funds and is allocated to each Participating Fund and each share class within each Participating Fund, pro rata, based on such Participating Fund's average net asset value.

Other Investment Companies

A Fund may invest in securities of other investment companies or unit investment trust investment companies, including exchange-traded funds, to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act and the rules thereunder. To the extent a

Baillie Gifford Funds – Statement of Additional Information

Fund relies on Section 12(d)(1)(G) of the 1940 Act to invest without limit in shares of another series of the Trust (each, an "Underlying Fund"), such Underlying Fund may not acquire securities of other registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act. The SEC has adopted Rule 12d1-4 under the 1940 Act. Subject to certain conditions Rule 12d1-4 provides an exemption to permit acquiring funds to invest in the securities of other registered investment companies in excess of the limits of Section 12(d)(1).

Diversification

Each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies. Additionally, each Fund that is a diversified fund generally will not, with respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer.

Risks

The principal risks of investing in each of the Funds are summarized in the Prospectus under the Fund Summaries and are discussed in more detail under "Principal Investment Risks."

The discussion below is meant to supplement these sections of the Prospectus by addressing certain non-principal risks and providing additional detail regarding certain of the principal risks.

Accelerated Transactions

For a Fund to take advantage of certain available investment opportunities, the Manager may need to make investment decisions on an expedited basis. In such cases, the information available to the Manager at the time of an investment decision may be limited. The Manager may not, therefore, have access to the detailed information necessary for a full analysis and evaluation of the investment opportunity.

Banking Sector Risk

In March 2023, the shut-down of certain financial institutions raised economic concerns over disruption in the U.S. banking system. There can be no certainty that the actions taken by the U.S. government to strengthen public confidence in the U.S. banking system will be effective in mitigating the effects of financial institution failures on the economy and restoring public confidence in the U.S. banking system. Other adverse developments that affect financial institutions or the financial services industry generally, or concerns or rumors about any events of these kinds or other similar risks, may reduce liquidity in the market generally or have other adverse effects on the economy, a Fund or issuers in which the Funds invest. In addition, issuers in which the Funds invest and the Funds may not be able to identify all potential solvency or stress concerns with respect to a financial institution or to transfer assets from one bank or financial institution to another in a timely manner in the event such bank or financial institution comes under stress or fails.

Convertible Securities

The price of a convertible security will normally vary in some proportion to changes in the price of the underlying equity security because convertible securities may be converted at either a stated price or a stated rate into underlying shares of common stock. However, the value of a convertible security may not increase or decrease as rapidly as the underlying common stock. A convertible security may be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by a Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock or sell it to a third party. A convertible security will normally also provide income and is subject to interest rate risk. Convertible securities may be lower-rated or high-yield securities subject to greater levels of credit risk, and may also be less liquid than non-convertible debt securities. While convertible securities generally offer lower interest or dividend yields than non-convertible fixed income securities of similar quality, their value tends to increase as the market value of the underlying stock increases and to decrease when the value of the underlying stock decreases. However, a convertible security's market value tends to reflect the market price of the common stock of the issuing company when that stock price approaches or is greater than the convertible security's "conversion price." The conversion price is defined as the predetermined price at which the convertible security could be exchanged for the associated stock. As the market price of the underlying common stock declines, the price of the convertible security tends to be influenced more by the yield of the convertible security. Thus, it may not decline in price to the same extent as the underlying common stock. Depending upon the relationship of the conversion price to the market value of the underlying security, a convertible security may trade more like an equity security than a debt instrument. Also, a Fund may be forced to convert a security before it would otherwise choose, which may decrease such Fund's return.

Derivatives

A Fund's use of derivative instruments involves risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments, and the use of certain derivatives may subject a Fund to the potential for unlimited loss.

Management Risk

Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.

Credit and Counterparty Risk

The use of a derivative instrument involves the risk that a loss may be sustained as a result of the failure of another party to the contract (usually referred to as a "counterparty") to make required payments or otherwise comply with the contract's terms. To the extent a Fund has significant exposure to a single or small group of counterparties, this risk will be particularly pronounced.

Baillie Gifford Funds – Statement of Additional Information

Liquidity Risk

Liquidity risk exists when a particular derivative instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

Leverage Risk

Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When a Fund uses derivatives for leverage, investments in that Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. Other recent U.S. and non-U.S. legislative and regulatory reforms, including those related to the Dodd-Frank Wall Street Reform and Consumer Protection Act and the 1940 Act restrictions with respect to "senior securities," have resulted in, and may in the future result in, new regulation of derivative instruments and the Funds' use of such instruments. New regulations could, among other things, restrict a Fund's ability to engage in derivative transactions (for example, by making certain types of derivative instruments or transactions no longer available to a Fund), establish new margin requirements and/or increase the costs of derivatives transactions, and the Fund may as a result be unable to execute its investment strategies in a manner its Manager might otherwise choose. As described below under "Risks Associated with Derivatives Regulation," the SEC recently adopted new Rule 18f-4 under the 1940 Act which applies to certain Funds' use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements). Among other things, Rule 18f-4 requires funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. Funds that use derivative instruments (beyond certain currency and interest rate hedging transactions) in a limited amount are not subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds are no longer required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Additionally, compliance with the new rule by the Funds could, among other things, make derivatives more costly, limit their availability or utility, or otherwise adversely affect their performance.

Lack of Availability

Because the markets for certain derivative instruments (including markets located in non-U.S. countries) are relatively new and still developing, suitable derivatives transactions may not be available in all circumstances for risk management or other purposes. Upon the expiration of a particular contract, a portfolio manager of a Fund may wish to retain the Fund's position in the derivative instrument by entering into a similar contract, but may be unable to do so if the counterparty to the original contract is unwilling to enter into the new contract and no other suitable counterparty can be found. There is no assurance that a Fund will engage in derivatives transactions at any time or from time to time. A Fund's ability to use derivatives may also be limited by certain regulatory and tax considerations.

Market and Other Risks

Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund's interest. If the Manager incorrectly forecasts the values of securities, currencies or interest rates or other economic factors in using derivatives for a Fund, the Fund might have been in a better position if it had not entered into the transaction at all. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or result in losses by offsetting favorable price movements in other Fund investments. A Fund may also have to buy or sell a security at a disadvantageous time or price because such Fund is legally required to maintain offsetting positions or asset coverage in connection with certain derivatives transactions.

Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Also, the value of derivatives may not correlate perfectly, or at all, with the value of the assets, reference rates or indexes they are designed to closely track. There are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve the intended result. In addition, a Fund's use of derivatives may affect the amount, timing or character of distributions payable to, and thus taxes payable by, shareholders. Derivative instruments are also subject to the risk of ambiguous documentation. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. In addition, derivatives strategies that are successful under certain market conditions may be less successful or unsuccessful under other market conditions.

Risks Associated with Derivatives Regulation

The U.S. government has enacted and is continuing to implement legislation that provides for the regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union and some other countries have also adopted and are continuing to implement similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country's derivatives regulations. Such rules and other new rules and regulations could, among other things, restrict a Fund's ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs.

While the rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other

Baillie Gifford Funds – Statement of Additional Information

challenges simultaneously), there is no assurance that they will achieve that result, and, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

For example, in the event of a counterparty's (or its affiliate's) insolvency, a Fund's ability to exercise remedies, such as the termination of transactions, netting of obligations and realization on collateral, could be stayed or eliminated under the special resolution regimes adopted in the United States, the European Union and various other jurisdictions. Such regimes provide government authorities with broad authority to intervene when a financial institution is experiencing financial difficulty. In particular, with respect to counterparties who are subject to such proceedings in the European Union, the liabilities of such counterparties to the Funds could be reduced, eliminated, or converted to equity in such counterparties (sometimes referred to as a "bail in").

The SEC recently finalized new Rule 18f-4 under the 1940 Act providing for the regulation of registered investment companies' use of derivatives and certain related instruments. The new rule, among other things, limits derivatives exposure through one of two value-at-risk tests and eliminates the asset segregation framework for covering derivatives and certain financial instruments arising from the SEC's Release 10666 and ensuing staff guidance. The rule also requires certain funds to adopt and implement a derivatives risk management program (including the appointment of a derivatives risk manager and the implementation of certain testing requirements) and subjects funds to certain reporting requirements in respect of derivatives. Limited derivatives users (as determined by Rule 18f-4) are not, however, subject to the full requirements under the rule. As of the date of this SAI, each Fund qualifies as a limited derivatives user as described under Rule 18f-4 and related SEC guidance.

Additionally, United States regulators, the European Union and certain other jurisdictions have adopted minimum margin and capital requirements for uncleared derivatives transactions. It is expected that these regulations will have a material impact on the Funds' use of uncleared derivatives. These rules impose minimum margin requirements on derivatives transactions between a Fund and its counterparties and may increase the amount of margin a Fund is required to provide. They impose regulatory requirements on the timing of transferring margin and the types of collateral that parties are permitted to exchange.

These and other regulations are evolving and subject to change, so their potential impact on the Funds and the financial system may vary over time.

Emerging Markets Risk

Investments in emerging market countries pose additional risks when compared to investments in more developed markets. Those risks include:

Less Developed Economies Risk

The securities markets of emerging market countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and other developed foreign countries, and disclosure and regulatory standards in many respects are less stringent.

The economies of individual countries may differ favorably or unfavorably and significantly from the U.S. economy in such respects as growth of gross domestic product ("GDP") or gross national product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency, structural unemployment and balance of payments position.

The domestic economies of emerging market countries are generally not as diversified as those of the U.S. and certain Western European countries. A significant portion of many of such countries' national GDPs are represented by one commodity, such as oil, or groups of commodities. World fluctuations in the prices of certain commodities, such as the price of oil, may significantly affect the economy involved.

Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on such countries' economies and securities markets.

Emerging market economies may also be dependent on international aid or development assistance, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.

Due to the differences in the nature and quality of financial information of issuers of emerging market securities, including auditing and financial reporting standards, financial information and disclosures about such issuers may be unavailable or, if made available, may be considerably less reliable than publicly available information about other foreign securities. The Public Company Accounting Oversight Board, which regulates auditors of U.S. public companies, is unable to inspect audit work papers in certain foreign countries. Investors in foreign countries often have limited rights and few practical remedies to pursue shareholder claims, including class actions or fraud claims, and the ability of the SEC, the U.S. Department of Justice and other authorities to bring and enforce actions against foreign issuers or foreign persons is limited. As such, there is likely less recourse in the event of investor harm, and a Fund may not be able to protect its interests with respect to investments in emerging market countries.

Governmental & Political Risk

In addition, the securities markets of emerging market countries may be subject to a lower level of monitoring and regulation.

Government enforcement of existing securities regulations may be limited, and any such enforcements are typically arbitrary and the results may be difficult to predict. In addition, reporting requirements of emerging market countries with respect to the ownership of securities are more likely to be subject to interpretation or changes without prior notice to investors than more developed countries.

In many cases, governments of emerging market countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of creditors in those countries to make payments on their debt obligations, regardless of their financial condition. Local securities markets may trade a small number of securities and may be unable to

Baillie Gifford Funds – Statement of Additional Information

respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Consequently, securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements. In addition, investor sentiment toward companies in otherwise unrelated markets may be influenced by adverse events in other foreign markets. Also, such local markets typically offer less regulatory protections for investors.

Furthermore, U.S. government actions and policies, such as those preventing certain investments, requiring disinvestment of certain holdings, or restricting economic transactions, may adversely impact the economic conditions in emerging market countries. Political change or instability, including the risks of war or terrorism, may also adversely affect the economies and securities markets of such countries. Expropriation, nationalization or other confiscation due to political change could result in a Fund's loss of its entire investment in the country involved. The possibility or reality of nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, widespread corruption, political or social instability or diplomatic developments could affect adversely the economies of countries and the value of the Funds' investments in those countries.

Liquidity Risk

Lack of liquidity and efficiency and/or government-imposed quotas in certain of the stock markets or foreign exchange markets in certain emerging market countries may mean that from time to time the Manager may experience more difficulty in purchasing or selling holdings of securities than it would in a more developed market. Restrictions on day trading, manual trading, block trading and/or off-exchange trading may mean that the Funds' investment options will be limited.

The financial markets in emerging market countries are also undergoing rapid growth and changes. This may lead to increased trading and pricing volatility, suspension risk and difficulties in settlement of securities.

Custody Risk

The custodial systems in countries with emerging markets may also not be fully developed.

There may be limited regulatory oversight of certain foreign sub-custodians that hold foreign securities subject to the supervision of the Funds' primary US-based custodian, BNYM. The Funds may be limited in their ability to recover assets if a foreign sub-custodian becomes bankrupt or otherwise unable or unwilling to return assets of the Funds, which may expose the Funds to risk, especially in circumstances where the Funds' primary custodian may not be contractually obligated to make the Funds whole for the particular loss.

Investments in emerging markets may also carry risks associated with failed or delayed settlement of market transactions and with the registration and custody of securities. Prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) may expose a Fund to credit and other risks. Similarly, the reliability of trading and settlement systems in some emerging markets may not be equal to that available in more developed markets which may result in problems in realizing investments.

Currency Risk

Emerging market countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

Special Risks of Investing in Asian Securities

In addition to the risks of foreign investments and emerging market countries investments described above, investments in Asia are subject to other risks.

The economies of Asian countries are at varying levels of development. Markets of countries whose economies are in the early stages of development may exhibit a high concentration of market capitalization and have less trading volume, lower liquidity, and more volatility than more developed markets. Some Asian countries depend heavily on foreign trade. The economies of some Asian countries are not diversified and are based on only a few commodities or industries.

Investments in Asia also are susceptible to social, political, legal, and operational risks. Some countries have authoritarian or relatively unstable governments. Some governments in the region provide less supervision and regulation of their financial markets and in some countries less financial information is available than is typical of more developed markets. Some Asian countries restrict direct foreign investment in securities markets, and investments in securities traded on those markets may be made, if at all, only indirectly (e.g., through Depositary Receipts, as defined below in the "Investment Glossary" section).

Asian countries periodically experience increases in market volatility and declines in foreign currency exchange rates. Currency fluctuations affect the value of securities because the prices of these securities are generally denominated or quoted in currencies other than the U.S. dollar. Fluctuations in currency exchange rates can also affect a country's or company's ability to service its debt.

The political and economic prospects of one Asian country or group of Asian countries can affect other countries in the region. For example, the economies of some Asian countries are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis, or a decline in currency valuation in one Asian country may spread to other Asian countries. Continuing hostility and the potential for future political or economic disturbances between China and Taiwan may have an adverse impact on the values of investments in either China or Taiwan, or make investments in China and/or Taiwan impractical or impossible. Any escalation of hostility between China and Taiwan would likely distort Taiwan's capital accounts, as well as have a significant adverse impact on the value of a Fund's investments in both countries, and in other countries in the region.

Baillie Gifford Funds – Statement of Additional Information

Special Risk Considerations of Investing in China

Investing in securities of Chinese issuers, including by investing in A Shares, involves certain risks and considerations not typically associated with investing in securities of U.S. issuers, including, among others, (i) more frequent (and potentially widespread) trading suspensions and government interventions with respect to Chinese issuers, resulting in a lack of liquidity and in price volatility, (ii) currency revaluations and other currency exchange rate fluctuations or blockage, (iii) the nature and extent of intervention by the Chinese government in the Chinese securities markets, whether such intervention will continue and the impact of such intervention or its discontinuation, (iv) the risk of nationalization or expropriation of assets, (v) the risk that the Chinese government may decide not to continue to support economic reform programs, (vi) limitations on the use of brokers, (vii) potentially higher rates of inflation, (viii) the unreliability of some economic data, (ix) the relatively small size and absence of operating history of many Chinese companies, (x) accounting, auditing and financial reporting standards in China are different from U.S. standards and, therefore, disclosure of certain material information may not be available, (xi) greater political, economic, social, legal and tax-related uncertainty, (xii) higher market volatility caused by any potential regional territorial conflicts or natural disasters, (xiii) higher dependence on exports and international trade, (xiv) the risk of increased trade tariffs, sanctions, embargoes and other trade limitations, (xv) restrictions on foreign ownership, (xvi) custody risks associated with investing through the qualified foreign investor program or other programs to access Chinese securities, (xvii) U.S. sanctions or other investment restrictions with respect to Chinese issuers which could preclude a Fund from making certain investments or cause a Fund to sell investments at a disadvantageous time, and (xviii) risks associated with variable interest entity ("VIE") structures. Significant portions of the Chinese securities markets may become rapidly illiquid, as Chinese issuers have the ability to suspend the trading of their equity securities, and have shown a willingness to exercise that option in response to market volatility and other events. The liquidity of Chinese securities may shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

Certain Funds may invest in A Shares listed and traded on the Shanghai Stock Exchange or Shenzhen Stock Exchange through the Stock Connect program, or on such other stock exchanges in China which participate in the Stock Connect program from time to time. A Fund's investments in Stock Connect A Shares are generally subject to Chinese securities regulations and listing rules, among other restrictions that may affect the Fund's investments and returns, including daily limits on net purchases and transfer restrictions. In addition, the Stock Connect program's trading, clearance and settlement procedures are relatively untested in China, which could pose risks to the Fund. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in Stock Connect A Shares, these Chinese tax rules could be changed, which could result in unexpected tax liabilities for the Fund.

The Stock Connect program will only operate on days when both the Chinese and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. There may be occasions when a Fund may be subject to the risk of price fluctuations of A Shares during the time when the Stock Connect program is not trading. Because of the way in which China A shares are held in Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai or Shenzhen Stock Exchanges becomes insolvent. Only certain China A shares are eligible to be accessed through the Stock Connect program. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through the Stock Connect program. The Stock Connect program is a relatively new program. Further developments are likely and there can be no assurance as to the program's continued existence or whether future developments regarding the program may restrict or adversely affect the Fund's investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of the Stock Connect program are uncertain, and they may have a detrimental effect on a Fund's investments and returns.

Certain Funds may also gain investment exposure to certain Chinese companies through VIE structures. Such investments are subject to the investment risks associated with the Chinese-based company. The VIE structure enables foreign investors, such as the relevant Fund, to obtain investment exposure to a Chinese company in situations in which the Chinese government has limited or prohibited the non-Chinese ownership of such company. The VIE structure does not involve direct equity ownership in a China-based company, but instead establishes claims to the China-based company's profits and control of the company's assets through contractual arrangements. A Fund will typically have little or no ability to influence VIE through proxy voting or other means because it is not a VIE owner/shareholder. Recently, China has proposed the adoption of rules which would affirm that VIE-structured overseas listings are legally permissible. If, however, the Chinese government were to determine that the contractual arrangements establishing the VIE structure did not comply with Chinese law or regulations, the Chinese operating company could be subject to penalties, revocation of its business and operating license, or forfeiture of ownership interests. Further intervention by the Chinese government with respect to any existing VIE structures could significantly affect the relevant Chinese operating company's performance and thus, the value of the Fund's investment through a VIE structure, as well as the enforceability of the contractual arrangements of the VIE structure. It remains unclear whether any new laws, rules or regulations relating to VIE structures will be adopted or, if adopted, what impact they would have on the interests of foreign shareholders. Control over a VIE may also be jeopardized if a natural person who holds the equity interest in the VIE breaches the terms of the contractual arrangements, is subject to legal proceedings, or if any physical instruments such as seals are used without authorization. In the event of such an occurrence, a Fund, as a foreign investor, may have little or no legal recourse. In addition to the risk of government intervention, investments through a VIE structure are subject to the risk that the China-based company (or its officers,

Baillie Gifford Funds – Statement of Additional Information

directors, or Chinese equity owners) may breach the contractual arrangements, or Chinese law changes in a way that adversely affects the enforceability of the arrangements, or the contracts are otherwise not enforceable under Chinese law, in which case a Fund may suffer significant losses on its investments through a VIE structure with little or no recourse available.

Special Risks of Investing in Latin American Securities

Although there have been significant improvements in recent years, the Latin American economies continue to experience significant problems.

Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

The emergence of the Latin American economies and securities markets will require continued economic and fiscal discipline which has been lacking at times in the past, as well as stable political and social conditions. There is no assurance that economic initiatives will be successful. Recovery may also be influenced by international economic conditions, particularly those in the U.S., and by world prices for oil and other commodities.

Special Risks of Investing in Eastern European Securities

Specific risks vary greatly between the various Eastern European markets, but they include, among others, corporate governance, fiscal stability, banking regulations, European Union accession and continued membership, global commodity prices, political stability and market liquidity.

For example, in February 2022, Russia commenced a military invasion of Ukraine. The outbreak of hostilities could result in more widespread conflict and has had an adverse effect on the region and the markets for securities, as well as ramifications beyond just Russia and Ukraine. Russia's invasion of Ukraine has led to, and may lead to additional, sanctions being levied by the United States, European Union and other countries and organizations against Russia and Belarus. These sanctions froze certain Russian assets and prohibited, among other things, trading in certain Russian securities and doing business with specific Russian corporate entities, large financial institutions, officials and oligarchs. The sanctions also included the removal of some Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), an electronic network that connects banks globally, and imposed restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Russia's invasion and the resulting sanctions have affected and could continue to affect global energy, commodity and financial markets, and thus have affected and could in the future affect the value of a Funds' investments. The extent and duration of the military action, sanctions and resulting market disruptions are impossible to predict, but could be substantial, and may put significant pressure on global financial systems, including on banks and custodians. The market capitalizations of many Russian companies have already experienced significant declines, and Russia closed its securities markets for an extended period of time, before reopening with limited trading, though in the most part to Russian investors only. These market disruptions have and may continue to result in the decline in the value and liquidity of Russian securities, extreme volatility in the Russian currency, a downgrade in Russia's credit rating, the inability to freely trade sanctioned companies (either due to the sanctions imposed or related operational issues) and/or other impacts on the Russian economy, any of which could negatively impact a Fund's investments in Russian securities. Sanctions could result in the immediate freeze of Russian securities, impairing the ability of a fund to buy, sell, receive or deliver those securities. Both the current and potential future sanctions and other government actions against Russia also could result in Russia taking counter measures or retaliatory actions, which may impair further the value or liquidity of Russian securities and negatively impact a Fund or the broader global markets. Any or all of these potential results could lead Russian and other economic regions into a recession. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that may be undertaken against Russia or other countries that support Russia's military invasion in the future may result in the devaluation of Russian or other affected currencies, a downgrade in the sanctioned country's credit rating, and a decline in the value and liquidity of Russian securities and securities of issuers in other countries that support the invasion.

In addition, beyond the effects of the Russian invasion of Ukraine and the related sanctions, the social, political, legal, and operational risks of investing in Russian issuers, and of having assets held in custody within Russia, may be particularly pronounced relative to investments in more developed countries. Russia's system of share registration and custody creates certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets. Ownership of shares (except where shares are held through depositories that meet the requirements of the 1940 Act) is defined according to entries in the company's share register and normally evidenced by "share extracts" from the register or, in certain circumstances, by formal share certificates. However, there is no central registration system for shareholders and these services are carried out by the companies themselves or by registrars located throughout Russia. The share registrars are controlled by the issuer of the security, and investors are provided with few legal rights against such registrars. These registrars are not necessarily subject to effective state supervision, nor are they licensed with any governmental entity. It is possible for a Fund to lose its registration through fraud, negligence, or even mere oversight. Where necessary, the Funds will endeavor to ensure that their interests are appropriately recorded, which may involve a custodian or other agent inspecting the share register and obtaining extracts of share registers through regular confirmations. However, these share extracts have no legal enforceability and it is possible that a subsequent illegal amendment or other fraudulent act may deprive the Funds of their ownership rights or improperly dilute their interests. In addition, while applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for a Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of a loss of share registration. Further, significant delays or problems may occur in registering the transfer of securities, which could cause a Fund to incur losses due to a counterparty's failure to

Baillie Gifford Funds – Statement of Additional Information

pay for securities the Fund has delivered or the Fund's inability to complete its contractual obligations because of theft or other reasons.

Special Risks of Investing in South African Securities

Specific risks include the transfer of assets to Black Economic Empowerment groups, tax increases, corporate governance, banking regulations, commodity prices, political changes and asset appropriation.

Special Risks of Investing in Middle Eastern Securities

Specific risks include political uncertainty and instability, widespread unemployment and social unrest. In addition, many economies in the Middle East are highly reliant on income from sales of oil or trade with countries involved in the sale of oil, and their economies are therefore vulnerable to changes in the market for oil and foreign currency values.

Special Risks of Focused Investments in Growth Companies

As described in the Prospectus, all of the Funds list both "Focused Investment Risk" and "Growth Stock Risk" as principal risks, and may take on significant exposure to a small number of growth stock issuers, or to a broader portfolio consisting predominantly of growth companies, which can create outsize risk. This is, in part, because, historically, growth companies are disproportionately prevalent in certain industries (such as those relating to the Internet, software and semiconductors), which tend to be particularly prone to loss and wide fluctuation in price. Furthermore, growth companies in these types of industries may have a tendency periodically to decrease in price at roughly the same time, which can further hinder the ability of portfolio managers to diversify risks of loss.

For example, if a Fund takes focused positions in internet and software companies, it is particularly vulnerable to rapid price declines of its internet and software company holdings due to changes in technological product cycles, evolving industry standards, changes in government regulation and policies, loss or impairment of patents and other intellectual property, restrictions on Internet usage or access, damage to the internet infrastructure, obsolescence caused by scientific and technological advances, availability and price of components and acceptance of and changing customer demand. The failure of an internet or software company to adapt to such changes could have a material adverse effect on the company's business, results of operations and financial condition and therefore a Fund with outsize positions in such companies is subject to greater loss than a more diversified fund.

Similarly, by way of further example, focused investments in the semiconductor industry could make a Fund particularly vulnerable to certain unique risks of investments. For example, semiconductor businesses are particularly vulnerable to loss as a result of wide fluctuations in securities prices due to risks of rapid obsolescence of products and related technology; economic performance of the customers of semiconductor and related companies; limited product lines, markets, financial resources or quality management and personnel. Additionally, investments in semiconductor companies may also be affected by risks that affect the broader technology sector, including: government regulation, dramatic and often unpredictable changes in growth rates and competition for qualified personnel, a small number of companies representing a large portion of the semiconductor industry as a whole, cyclical market patterns, significant product price erosion hampering company profits, periods of over-capacity and production shortages, changing demand, variations in manufacturing costs and yields and significant expenditures for capital equipment and product development.

Forward Foreign Currency Transactions

Each Fund may invest in forward foreign currency transactions. In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into. If currency exchange rates move against the Fund's position during the term of the contract, the Fund will lose money on the contract. There is no limit on the extent to which exchange rates may move against a Fund's position. The markets for certain currencies may at times become illiquid, and a Fund may be unable to enter into new forward contracts or to close out existing contracts. Forward currency contracts are entered into in the over-the-counter market, and a Fund's ability to profit from a contract will depend on the willingness and ability of its counterparty to perform its obligations under the contract. Use by the Funds of foreign currency forward contracts may also give rise to leverage.

Initial Public Offerings

Each Fund may purchase securities in initial public offerings ("IPOs"). These securities are subject to many of the same risks of investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods. In addition, the prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to such Fund. In addition, under certain market conditions a relatively small number of companies may issue securities in IPOs. Similarly, as the number of funds to which IPO securities are allocated increases, the number of securities issued to any one fund, if any, may decrease. The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as a Fund increases in size, the impact of IPOs on the Fund's performance will generally decrease.

Legal and Regulatory Risk

Legal, tax, and regulatory changes could occur that may adversely affect the Funds. New (or revised) laws or regulations or interpretations of existing law may be issued by the U.S. Internal Revenue Service (the "IRS") or U.S. Treasury Department, the U.S. Commodity Futures Trading Commission (the "CFTC"), the SEC, the U.S. Federal Reserve or other banking regulators, or other governmental regulatory authorities, or self-regulatory organizations that supervise the financial markets that could adversely affect the Funds. In particular, these agencies are empowered to promulgate a variety of new rules pursuant to recently enacted financial reform legislation in the U.S.

Baillie Gifford Funds – Statement of Additional Information

The Funds also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations. In addition, the securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements. The CFTC, the SEC, the Federal Deposit Insurance Corporation, other regulators, and self-regulatory organizations and exchanges are authorized to take extraordinary actions in the event of market emergencies.

The regulation of derivatives transactions and funds that engage in such transactions is an evolving area of law and is subject to modification by government and judicial action. As described above under "Risks Associated with Derivatives Regulation," the SEC recently adopted new Rule 18f-4 under the 1940 Act which applies to certain Funds' use of derivative investments and certain financing transactions (e.g., reverse repurchase agreements).

Finally, regulations require any creditor that makes a loan and any securitizer of a loan to retain at least 5% of the credit risk on any loan that is transferred, sold or conveyed by such creditor or securitizer. It is currently unclear how these requirements would apply to loan participations, syndicated loans, and loan assignments.

LIBOR

Many financial instruments use or may use a floating rate based on the London-Interbank Offered Rate ("LIBOR"). which is the offered rate for short-term Eurodollar deposits between major international banks. In 2017, the U.K.'s Financial Conduct Authority which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR from the end of 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of many of its LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication on a representative basis of certain commonly used tenors of U.S. dollar LIBOR after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after the end of 2021. The transition away from and elimination of LIBOR may adversely affect the interest rates on, and value of, certain investments for which the value is tied to LIBOR. Such investments may include bank loans, derivatives, floating rate securities, and other assets or liabilities tied to LIBOR. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate ("SOFR") for U.S. dollar LIBOR and the Sterling Overnight Interbank Average Rate for GBP LIBOR). Market participants are focused on the transition mechanisms by which the reference rate in existing contracts or instruments may be amended, whether through market wide protocols, fallback contractual provisions, bespoke negotiations or amendments, or otherwise. Generally speaking, for contracts that do not contain a fallback provision as described in the U.S. Adjustable Interest Rate Act, a benchmark replacement recommended by the Federal Reserve Board will effectively automatically replace the USD LIBOR benchmark in the contract after June 30, 2023. The recommended benchmark replacement will be based on the SOFR published by the Federal Reserve Bank of New York, including certain spread adjustments and benchmark replacement conforming changes. Various financial industry groups have been planning for the transition away from LIBOR. Markets are developing in response to these new rates but, questions around liquidity impacted by these rates, and how to appropriately adjust these rates at the time of transition, remain a concern for the Funds.

The effect of any changes to, or discontinuation of, LIBOR on the Funds will vary depending, among other things, on (1) existing fallback or termination provisions in individual contracts and (2) whether, how, and when industry participants develop and adopt new reference rates and fallbacks for both legacy and new products and instruments. Accordingly, it is difficult to predict the full impact of the transition away from LIBOR on the Funds until new reference rates and fallbacks for both legacy and new products, instruments and contracts are commercially accepted. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that rely on LIBOR. The transition may also result in a reduction in the value of certain LIBOR-based investments held by the Fund or reduce the effectiveness of related transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses for the Fund. Since the usefulness of LIBOR as a benchmark could also deteriorate during the transition period, effects could occur at any time.

Liquidity Risk

Illiquid investments are any investments that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Liquidity risk is the risk that a Fund may not be able to dispose of securities or close out derivatives transactions readily at a favorable time or prices (or at all) or at prices approximating those at which a Fund currently values them. Liquidity risk may be magnified during periods of changing interest rates, significant shareholder redemptions or market turmoil. For example, certain investments may be subject to restrictions on resale, may trade in the over-the-counter market or in limited volume, or may not have an active trading market. Illiquid investments may trade at a discount from comparable, more liquid investments and may be subject to wide fluctuations in market value. It may be difficult for a Fund to value illiquid investments accurately. The market for certain investments may become illiquid under adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer. Disposal of illiquid investments may entail registration expenses and other transaction costs that are higher than those for liquid investments. A Fund may seek to borrow money to meet its obligations (including among other things redemption obligations) if it is unable to dispose of illiquid investments, resulting in borrowing expenses and possible leveraging of the Fund.

In accordance with Rule 22e-4 under the 1940 Act, the Board has appointed the Manager as the Funds' liquidity risk management program administrator and has approved a liquidity risk management program for the Funds. The Manager expects to continue to implement the program through its liquidity risk management team. Under the program, each Fund must assess and manage its liquidity risk, including classifying investments

Baillie Gifford Funds – Statement of Additional Information

into specific liquidity categories, and maintaining a portion of its holdings in cash and assets that can be converted to cash within three business days. While the Funds' liquidity risk management program attempts to assess and manage liquidity risk, there is no guarantee it will be effective in its operations and may not reduce the liquidity risk inherent in a Fund's investments.

Non-U.S. Tax Risk

A Fund may be subject to non-U.S. taxation, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments; (ii) transactions in those investments; and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. A Fund may seek a refund of taxes paid, but its efforts may not be successful, in which case the Fund will have incurred additional expenses for no benefit. A Fund's pursuit of such refunds may subject the Fund to various administrative and/or judicial proceedings. A Fund's decision to seek a refund is in its sole discretion, and, particularly in light of the cost involved, it may decide not to seek a refund, even if it is entitled to one. The outcome of a Fund's efforts to obtain a refund is inherently unpredictable. Accordingly, a refund is not typically reflected in a Fund's net asset value until it is received or until the Manager is confident that the refund will be received. In some cases, the amount of a refund could be material to a Fund's net asset value.

Preferred Stocks

Investment in preferred stocks involves certain risks. Depending on the features of the particular security, holders of preferred stock may bear the risks disclosed in the Prospectus or this SAI regarding equity securities or interest rates. Certain preferred stocks contain provisions that allow an issuer under certain conditions to skip or defer distributions. If a Fund owns a preferred stock that is deferring its distribution, it may be required to report income for tax purposes despite the fact that it is not receiving current income on this position. Preferred stocks often are subject to legal provisions that allow for redemption in the event of certain tax or legal changes or at the issuer's call. In the event of redemption, a Fund may not be able to reinvest the proceeds at comparable rates of return. Preferred stocks are subordinated to bonds and other debt securities in an issuer's capital structure in terms of priority for corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt securities. Preferred stocks may trade less frequently and in a more limited volume and may be subject to more abrupt or erratic price movements than many other securities, such as common stocks, corporate debt securities, and U.S. government securities.

Repurchase Agreements

If the seller under a repurchase agreement becomes insolvent, a Fund's right to dispose of the securities may be restricted. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the security under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Also, if a seller defaults, the value of such securities may decline before a Fund is able to dispose of them.

Restricted Securities

Restricted securities may be less liquid than securities registered for sale to the general public. The liquidity of a restricted security may be affected by a number of factors, including, among others: (i) the creditworthiness of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; (v) the nature of any legal restrictions governing trading in the security; and (vi) the nature of the security and the nature of marketplace trades. There can be no assurance that a liquid trading market will exist at any time for any particular restricted security. Also, restricted securities may be difficult to value because market quotations may not be readily available, and the securities may have significant volatility.

Section 4(a)(2) Commercial Paper and Rule 144A Securities

The Funds may invest in Section 4(a)(2) paper, which is sold to institutional investors who agree to purchase the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "1933 Act"). Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper. As a result, Funds purchasing such securities will be exposed to liquidity risk, the risk that the securities may be difficult to value because of the absence of an active market and the risk that it may be sold only after considerable expense and delay, if at all. Rule 144A securities generally must be sold only to other qualified institutional buyers. Section 4(a)(2) paper and Rule 144A securities will be presumed illiquid for purposes of the Fund's limitation on illiquid investments unless the Manager (pursuant to the liquidity risk management program adopted by the Board) as the program administrator determines that the securities in question can be sold within five trading days. If any Fund determines at any time that it owns illiquid investments in excess of 15% of its net assets, it will cease to undertake new commitments to acquire illiquid investments until its holdings are no longer in excess of 15% of its net asset value, report the occurrence in compliance with Rule 22e-4 and Rule 30b1-10 under the 1940 Act and, depending on circumstances, may take additional steps to reduce its holdings of illiquid investments. There can be no assurance that a liquid trading market will exist at any time for any particular Section 4(a)(2) paper or Rule 144A securities.

Special Purpose Acquisition Companies

Each Fund may also invest in stock, rights, warrants, and other securities offered in IPOs of special purpose acquisition companies or similar special purpose entities (collectively "SPACs"). A SPAC is a publicly traded company that raises investment capital in the form of a blind pool via an IPO for the purpose of acquiring an existing company.

The typical SPAC IPO involves the sale of units consisting of one share of common stock combined with one or more warrants or fractions of warrants to purchase common stock at a fixed price upon or after consummation of the acquisition. Shortly after the SPAC's IPO, such units typically are split into publicly listed common stock and warrants (and rights, if applicable) which are

Baillie Gifford Funds – Statement of Additional Information

each listed and traded separately. The proceeds from the IPO are placed in trust until such time that the SPAC identifies and consummates the acquisition. A SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses), which are held in trust, in U.S. government securities, money market securities and cash. If the SPAC does not complete the acquisition within a specified period of time after going public, the SPAC is dissolved, at which point the invested funds are returned to the entity's shareholders (less certain permitted expenses), possibly on a delayed timeframe and at an unfavorable price, and any rights or warrants issued by the SPAC expire worthless.

Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity's management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices.

Warrants

The risks of a warrant are similar to the risks of a purchased call option. Warrants may lack a liquid secondary market for resale. The prices of warrants may fluctuate as a result of changes in the value of the underlying security or obligation or due to speculation in the market for the warrants or other factors. Prices of warrants do not necessarily move in tandem with the prices of their underlying securities; their prices may have significant volatility and it is possible that a Fund will lose its entire investment in a warrant. A Fund's failure to exercise a warrant or subscription right to purchase common shares in an issuer might result in the dilution of the Fund's interest in the issuing company.

Disclosure of Fund Investments

The Board has adopted policies and procedures with respect to the disclosure of the Funds' portfolio holdings (the "Disclosure Policies"). The Board may modify the Disclosure Policies at any time without notice.

The Disclosure Policies permit specific details about securities or other instruments held by a Fund, non-public information about a Fund's recent trading strategies (i.e., since the last public disclosure of the Fund's portfolio holdings), or a Fund's pending or anticipated transactions (such details, "Portfolio Holdings Information") to be disclosed prior to the time that such information is publicly disclosed only to (i) the Manager and its affiliates, (ii) third party service providers who require access to the information to fulfill their duties to a Fund (including the Trust's custodian and administrator, transfer agent, independent registered public accounting firm, legal counsel, financial printer and filing agent, broker-dealers when requesting bids for or price quotations on securities and brokers in the normal course of trading), and (iii) shareholders and prospective shareholders (or their consultants and agents) of the Funds under the circumstances described below.

Quarterly Disclosure

In accordance with the Disclosure Policies, the Manager will disclose a full list of portfolio holdings of the Funds as of the end of each calendar quarter at http://USmutualfund.bailliegifford.com with a lag time of approximately 10 calendar days, but no fewer than 8 calendar days, after the end of the quarter.

Monthly Disclosure

In addition to quarterly disclosures, the Manager will make available partial Portfolio Holdings Information in monthly reports at http://USmutualfund.bailliegifford.com with a lag time of approximately, but no fewer than, 8 calendar days after the end of each month. Each such monthly report may include top holdings, top and bottom contributors, and the weighting of holdings by region, sector, or geographical location.

Significant Events

Subject to the approval by the Trust's Chief Executive Officer or Chief Compliance Officer (each, being an "Authorizing Person"), the Manager may also publicly disclose on the Funds' website at http://USmutualfund.bailliegifford.com additional Portfolio Holdings Information with respect to one or more Funds in periods of significant market unrest or in other exigent circumstances. Periods of significant market unrest may include, but are not limited to, times of war, national or global financial emergency, public health crises, significant geopolitical events, natural and environmental disasters, civil unrest, and terrorism. Any such postings will be available on the website until the relevant Fund files its Form N-CSR or quarter-end Form N-PORT for the period that includes the date as of which such posting is current.

Ongoing Arrangements

The Manager has entered into ongoing arrangements to provide Portfolio Holdings Information to the following persons or entities in order to fulfill their duties with respect to the Funds:

Entity	Reason for disclosure	Frequency	Delay Before Dissemination
Baillie Gifford Overseas Limited and its affiliates	To fulfill duties as Manager of the Funds	Daily	None
The Bank of New York Mellon	To fulfill duties as custodian, administrator, and transfer agent of the Funds	Daily	None
Cohen & Company, Ltd.	To fulfill duties as independent registered public accounting firm of the Funds	During annual audit and semi-annual cursory review	None
Ropes & Gray LLP	To fulfill duties as legal counsel to the Trust	For regulatory filings, board meetings, and other relevant legal issues	None
Toppan Merrill	To fulfill duties as financial printer and filing agent for the Funds	For regulatory filings and other printing purposes	None
Broker-dealers	When requesting bids for or price quotations on securities and brokers in the normal course of trading	Upon request	Five days

Baillie Gifford Funds – Statement of Additional Information

Conditional Disclosure

In accordance with the Disclosure Policies, the Manager may also disclose Portfolio Holdings Information to other persons if the following three conditions are met:

1.  The recipients are subject to a confidentiality agreement with respect to such information, which includes a prohibition on trading on such information and the recipient's agreement to destroy the information upon a written request from the Manager.

2.  An Authorizing Person determines that disclosure is in the best interest of a Fund and its shareholders.

In determining whether disclosure is in the best interests of a Fund and its shareholders, the Authorizing Person shall consider whether any potential conflicts exist between the interests of Fund shareholders and the Manager and its affiliates.

3.  The information is limited to that which the Manager believes is reasonably necessary to serve the purposes for which disclosure has been approved.

The Manager must also report any such disclosures to the Board at their next regularly scheduled meeting. This report must then be maintained by the Chief Compliance Officer or his/her designee for 6 years from the end of the fiscal year in which any exception was granted, the first 2 years in an easily accessible place. The Trust may modify its policies and procedures regarding disclosure of Portfolio Holdings Information at any time without notice.

Disclosure Practices for Other Parties

The Manager and its affiliates advise and/or sub-advise registered investment companies and other pooled investment vehicles, which may be subject to different portfolio holdings disclosure policies than the Funds. Neither the Manager nor the Board exercises control over such policies. In addition, the separate account clients of the Manager and its affiliates have access to their portfolio holdings and are not subject to the Funds' portfolio holdings disclosure policies. In addition, some of these funds or separately managed accounts advised by the Manager have substantially similar investment objectives and strategies as the Funds and therefore potentially similar portfolio holdings as the Funds.

Compensation for Disclosure

A Fund's Portfolio Holdings Information may not be disclosed for compensation.

Investment Glossary

This section provides definitions of various terms, securities and investment techniques included in the Prospectus and this SAI. This SAI does not attempt to disclose all of the various types of securities and investment techniques that may be used by the Funds. As with any mutual fund, investors in the Funds must rely on the professional investment judgment and skill of the Manager and the individual portfolio managers.

Asia

References in the Prospectus and this SAI to "Asia" denote the region encompassing China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Singapore, Taiwan and Thailand as well as other countries located in Asia, as determined by the Manager.

Australasia

References in the Prospectus and this SAI to "Australasia" denote the region encompassing New Zealand, Australia, Papua New Guinea, and neighboring islands in the Pacific Ocean.

Common Stocks

Common stock represents an ownership interest in a company. Common stock may take the form of shares in a corporation, membership interests in a limited liability company, limited partnership interests, or other forms of ownership interests.

Convertible Securities

Convertible securities are fixed income securities that may be converted at either a stated price or a stated rate into underlying shares of common stock. Convertible securities have general characteristics similar to both fixed income and equity securities. Although to a lesser extent than with fixed income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks and, therefore, also will react to variations in the general market for equity securities.

Like fixed income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed income securities, there can be no assurance of current income because the issuers of the convertible securities may default on their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. However, there can be no assurance of capital appreciation because securities prices fluctuate.

Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. Because of the subordination feature, however, convertible securities typically have lower ratings than similar non-convertible securities.

Currency Forward Contracts

In a forward foreign currency contract, a Fund agrees to buy in the future an amount in one currency in return for another currency, at an exchange rate determined at the time the contract is entered into.

Baillie Gifford Funds – Statement of Additional Information

Cyber-attacks

Cyber-attacks include, among other things, stealing or corrupting data maintained online or digitally, preventing legitimate users from accessing information or services on a website, releasing confidential information without authorization, and causing operational disruption.

Depositary Receipts

Depositary Receipts generally evidence an ownership interest in a corresponding security on deposit with a financial institution. Transactions in Depositary Receipts usually do not settle in the same currency as the underlying securities are denominated or traded.

American Depositary Receipts are typically publicly traded trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity.

Global Depositary Receipts ("GDRs"), European Depositary Receipts ("EDRs"), and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. EDRs, in bearer form, are designed for use in European securities markets. GDRs may be traded in any public or private securities markets and may represent securities held by institutions located anywhere in the world.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to, among other things, stocks, bonds, interest rates, currencies or currency exchange rates, commodities, and related indexes.

Eastern European Securities

References in the Prospectus and this SAI to "Eastern European Securities" denote securities issued by companies located in Bulgaria, Croatia, Cyprus, Czech Republic, Estonia, Greece, Hungary, Latvia, Lithuania, Macedonia, Poland, Romania, Russia, Serbia, Slovak Republic, Slovenia, Turkey or Ukraine, as well as other countries in Eastern Europe, as determined by the Manager.

Far Eastern Securities

References in the Prospectus and this SAI to "Far Eastern Securities" denote securities issued by companies located in China, Hong Kong, India, Indonesia, Japan, Korea, Malaysia, the Philippines, Taiwan, Thailand or Singapore, as well as other Asian countries, as determined by the Manager.

Industry

References in the Prospectus and this SAI to "Industries" has the meaning ascribed to this term by the Manager, from time to time.

Latin American Securities

References in the Prospectus and this SAI to "Latin American Securities" denote securities issued by companies located in Argentina, Brazil, Chile, Colombia, Mexico or Peru, as well as other countries located in Latin America, as determined by the Manager.

Non-U.S. Securities

The Funds may invest in non-U.S. securities. Non-U.S. securities may include, but are not limited to, securities of companies that are organized and headquartered outside the U.S.; non-U.S. equity securities as designated by commonly-recognized market data services; U.S. dollar- or non-U.S. currency-denominated corporate debt securities of non-U.S. issuers; securities of U.S. issuers traded principally in non-U.S. markets; non-U.S. bank obligations; U.S. dollar- or non-U.S. currency-denominated obligations of non-U.S. governments or their subdivisions, agencies and instrumentalities, international agencies and supranational entities; and securities of other investment companies investing primarily in non-U.S. securities. When assessing compliance with investment policies that designate a minimum or maximum level of investment in "non-U.S. securities" for a Fund, the Manager may apply a variety of factors (either in addition to or in lieu of one or more of the categories described in the preceding sentence) in order to determine whether a particular security or instrument should be treated as U.S. or non-U.S. For more information about how the Manager may define non-U.S. securities for purposes of a Fund's asset tests and investment restrictions, see the Fund's principal investments and strategies under "Principal Investment Strategies" in the Prospectus. For more information about how the Manager may determine whether an issuer is located in a particular country, see "Selected Investment Techniques and Topics—Location of Issuers" in the Prospectus.

Middle Eastern Securities

References in the Prospectus and this SAI to "Middle Eastern Securities" denote securities issued by companies located in Egypt, Israel, Qatar or United Arab Emirates, as well as other Middle Eastern countries as determined by the Manager.

Preferred Stocks

Preferred stocks include convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stocks are equity securities that are senior to common stock with respect to the right to receive dividends and a fixed share of the proceeds resulting from the issuer's liquidation. Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of the issuer's common stock, and thus represent an ownership interest in the issuer.

Repurchase Agreements

A Fund may enter into repurchase agreements, by which the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note or bond issued by an agency, authority or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government and there is a risk that the

Baillie Gifford Funds – Statement of Additional Information

seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto and (b) inability to enforce rights and the expenses involved in attempted enforcement.

Restricted Securities

The Funds may hold securities that have not been registered for sale to the public under the U.S. federal securities laws pursuant to an exemption from registration.

Rule 144A Securities

Rule 144A securities are securities that may be offered and sold only to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Section 4(a)(2) Commercial Paper

The Funds may invest in commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act. This commercial paper is commonly called "Section 4(a)(2) paper." Section 4(a)(2) paper is sold to institutional investors who must agree to purchase it for investment and not with a view to public distribution. Any resale by the purchaser must be in a transaction exempt from the registration requirements of the 1933 Act. Section 4(a)(2) paper normally is resold to other institutional investors like the Funds through or with the assistance of the issuer or investment dealers that make a market in Section 4(a)(2) paper.

Sector

References in the Prospectus and this SAI to "Sectors" has the meaning ascribed to this term by the Manager, from time to time.

Senior Securities

Under the 1940 Act, a "senior security" does not include any promissory note or evidence of indebtedness when such loan is for temporary purposes only and in an amount not exceeding 5% of the value of the total assets of the issuer at the time the loan is made.

South African Securities

References in the Prospectus and this SAI to "South African Securities" denote securities which are issued by companies located in South Africa.

Synthetic Convertible Securities

"Synthetic" convertible securities are selected based on the similarity of their economic characteristics to those of a traditional convertible security due to the combination of separate securities that possess the two principal characteristics of a traditional convertible security (i.e., an income producing component and a right to acquire an equity security). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments while the convertible component is achieved by investing in warrants or options to buy common stock at a certain exercise price, or options on a stock index. Synthetic securities may also be created by third parties, typically investment banks or other financial institutions. Unlike a traditional convertible security, which is a single security having a unitary market value, a synthetic convertible consists of two or more separate securities, each with its own market value, and has risks associated with derivative instruments.

Warrants

The holder of a warrant or right typically has the right to acquire securities or other obligations from the issuer of the warrant or right at a specified price or under specified conditions.

Yankee Bonds

A Fund may invest in U.S. dollar-denominated bonds sold in the U.S. by non-U.S. issuers ("Yankee bonds"). As compared with bonds issued in the U.S., such bond issues normally carry a higher interest rate but are less actively traded.

Baillie Gifford Funds – Statement of Additional Information

Purchase, Redemption, and Pricing of Shares

How to Buy & Redeem Shares

The procedures for purchasing shares of a Fund are summarized in the Prospectus under "Shares—How to Buy Shares."

The procedures for redeeming shares of a Fund are summarized in the Prospectus under "Shares—How to Sell Shares."

Determination of Net Asset Value

As described in the Prospectus under the heading "Shares—How Shares are Priced," the net asset value per share of a Fund's shares of a particular class is determined by dividing the total market value of a Fund's portfolio investments and other assets attributable to that class, less any liabilities, by the total number of shares outstanding of that class. Each Fund's liabilities are allocated among its classes. The total of such liabilities allocated to a class plus any other expenses specially allocated to that class are then deducted from the class's proportionate interest in the Fund's assets, and the resulting amount for each class is divided by the number of shares of that class outstanding to produce the class's net asset value. The Prospectus further notes that the net asset value will be determined as of a particular time of day (the "Pricing Point") on any day on which the New York Stock Exchange ("NYSE") is open for unrestricted trading. The Pricing Point is normally at the scheduled close of unrestricted trading on the NYSE (generally 4:00 p.m. Eastern Time). In unusual circumstances, the Manager may determine that the Pricing Point shall be at an earlier, unscheduled close or halt of trading on the NYSE.

On December 3, 2020, the SEC adopted Rule 2a-5 under the 1940 Act, which addresses valuation practices and the role of the board of directors with respect to the fair value of the investments of a registered investment company. Among other things, Rule 2a-5 permits a fund's board to designate the fund's primary investment adviser to perform the fund's fair value determinations, which is subject to board oversight and certain reporting and other requirements intended to ensure that the board receives the information it needs to oversee the investment adviser's fair value determinations.

The Board has adopted valuation procedures for valuing portfolio securities and other assets. The Manager periodically reviews and reports to the Board on the appropriateness and accuracy of the methodologies used to fair value the Funds' securities. BNYM, as the Funds' administrator, is responsible for the operational execution of the valuation process, and the Manager is responsible for the supervision of compliance with NAV calculation and pricing requirements. When readily available market quotations for portfolio securities and other assets are not available, fair value must be employed to calculate a Fund's NAV. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Manager as the "valuation designee" to determine the fair value, in good faith, of securities and other instruments for which no readily available market quotation exists. Baillie Gifford Group's Valuation Committee is a committee that oversees this responsibility on behalf of the Manager, and Baillie Gifford Group's Fair Value Pricing Group is responsible for the day-to-day administration of the Manager's duties, including the Manager's responsibilities as "valuation designee." The

Manager's role with respect to fair valuation may present certain conflicts of interest given the impact valuations can have on Fund performance and the Manager's asset-based fees.

Pricing Methodologies

The following summarizes the methods typically used to determine values for the noted types of securities or instruments by the administrator. If a security price cannot be obtained from an independent, third-party pricing agent, the administrator shall seek to obtain a bid price from at least one independent broker from a list provided by the Manager.

—  Equity securities listed on a securities exchange, market or other automated quotation system (including equity securities traded over the counter) for which quotations are readily available are valued at the last quoted trade price on the primary exchange or market (foreign or domestic) on which they are most actively traded on the date of valuation (or at approximately 4:00 p.m. Eastern Time if a security's primary exchange is normally open at that time), or, if there is no such reported sale on the date of valuation, at the most recent quoted bid price.

—  Debt instruments are generally fair valued by the valuation designee unless a particular instrument is determined to have readily available market quotations.

—  Futures contracts are generally valued at the settlement price established each day by the board of the exchange on which they are traded.

—  Over-the-counter derivatives and other financial derivatives for which no readily available market quotations exist are generally fair valued by the valuation designee.

—  Swaps are generally fair valued by the valuation designee.

—  Redeemable securities issued by open-end investment companies are generally valued at the investment company's applicable net asset value per share, with the exception of exchange-traded funds, which are generally priced as equity securities.

—  Foreign (non-U.S.) securities and instruments are priced based on the particular type of security (e.g., equity securities, debt securities, etc.), and may require fair valuation adjustments. Securities and other instruments traded on markets in time zones that differ significantly from Eastern Time may be routinely subject to the use of third-party fair valuation vendors and other fair value qualifications.

Election under Rule 18f-1

The Trust, on behalf of each Fund included in this SAI, has made an election pursuant to Rule 18f-1 under the 1940 Act committing each such Fund to pay in cash any request for redemption received during any 90-day period of up to the lesser of $250,000 or 1% of the Fund's net asset value at the beginning of the period. This election is irrevocable without prior approval by the SEC. Each Fund reserves the right to pay redemption proceeds in-kind except as described above.

Baillie Gifford Funds – Statement of Additional Information

Board Members and Trust Officers

Trustee Responsibilities and Powers

The Board is responsible for the overall management and supervision of the Trust's affairs and for protecting the interests of shareholders. The Board is composed of five Trustees, also referred to as Board members. Each Board member oversees, and each officer serves, all series of the Trust that constitute the Baillie Gifford Funds complex.

The Trust's Second Amended and Restated Agreement and Declaration of Trust dated February 27, 2017, as amended from time to time (the "Declaration of Trust") permits the Board to:

—  Issue shares. The Board can issue an unlimited number of full and fractional shares of beneficial interest of each series of the Trust (each a "Series Fund"). Each share of a Series Fund represents an equal proportionate interest in such Series Fund with each other share of that Series Fund and is entitled to a proportionate interest in the dividends and distributions from that Series Fund.

The Board can also subdivide any Series Fund into sub-series (or "Classes") of shares with such dividend preferences and other rights as the Board may designate. Each Series Fund is currently divided into at least two Classes. This power to subdivide Series Funds is intended to allow it to provide for an equitable allocation of the impact of any future regulatory requirements which might affect various classes of shareholders differently, or to permit shares of a Series Fund to be distributed through more than one distribution channel, with the costs of the particular means of distribution (or costs of related services) to be borne by the shareholders who purchase through that means of distribution. Each share of a Series Fund represents an equal proportionate interest in that Series Fund with each other share, subject to the different preferences of each Class of that Series Fund.

—  Establish new portfolios or series. The Board may establish one or more additional separate Series Funds (i.e., a new fund) or merge two or more existing Series Funds. Shareholders' investments in such an additional or merged portfolio may be evidenced by a separate Series Fund.

—  Charge shareholders. The Board may charge shareholders directly for custodial, transfer agency and servicing expenses.

—  Allocate other expenses. Any general expenses of the Trust that are not readily identifiable as belonging to a Series Fund are allocated in such a manner as to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Series Fund, certain expenses may be legally chargeable against the assets of all Series Funds.

—  Terminate the Trust or any Fund. The Board may terminate the Trust or any Series Fund upon written notice to the shareholders.

Trustee Appointments

The substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Fund, were a significant factor in the determination that the current Board members should serve as a Trustee. Generally, no one factor was decisive in the nomination or appointment of an individual to the Board.

Among the factors the Board considers when concluding that an individual should serve as a Board member are the following:

—  the individual's business and professional experience and accomplishments;

—  the individual's ability to work effectively with the other Trustees;

—  the individual's prior experience, if any, in the investment management industry; and

—  how the individual's skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

Trustee Nominations by Shareholders

Any shareholder may nominate a person to become a Trustee. To nominate a person for the Nominating and Governance Committee's consideration, a shareholder must submit their recommendation in writing to the Trust, to the attention of the Trust's Secretary at c/o Baillie Gifford Overseas Limited, Calton Square, 1 Greenside Row, Edinburgh, United Kingdom EH1 3AN. The recommendation must include:

—  biographical information regarding the candidate, the number of shares of each Fund owned of record and beneficially by the candidate (as reported to the recommending shareholder by the candidate), any other information regarding the candidate that would be required to be disclosed if the candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder, and whether the recommending shareholder believes that the candidate is or will be an "interested person" of the Trust, and, if not an "interested person," information regarding the candidate that will be sufficient for the Trust to make such determination;

—  the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected;

—  the recommending shareholder's name as it appears on the Trust's books;

—  the number of all shares of each Fund owned beneficially and of record by the recommending shareholder; and

—  a description of all arrangements or understandings between the recommending shareholder and the candidate and any other person or persons (including their names) pursuant to which the recommendation is being made by the recommending shareholder.

In addition, the Nominating and Governance Committee may require the candidate to furnish such other information as it may deem necessary or appropriate to determine the eligibility of such candidate to serve as a Trustee of the Trust. The Nominating and Governance Committee considers and evaluates

Baillie Gifford Funds – Statement of Additional Information

nominee candidates properly submitted by shareholders on the same basis as it considers and evaluates candidates recommended by other sources. The Nominating and Governance Committee has full discretion to reject nominees recommended by shareholders, and there is no assurance that it will determine to nominate any person, even if properly recommended and considered in accordance with this paragraph.

The following table sets out information on each of the Trustees, including an overview of the considerations that led the Board to conclude that each individual currently serving as a Trustee should serve as a Trustee.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also "Trustees and Trust Officers–Trustee Appointments" above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range(3) of Shares held in Fund Complex(2) (USD)
Independent Trustees
Howard W. Chin 1952	Trustee, Chair of the Nominating and Governance Committee	Since 2015	Retired. Formerly: Managing Director, Investments, Guardian Life Insurance (financial services).	Howard W. Chin has over 25 years of professional experience in the asset management industry. Most recently, as Managing Director of Fixed Income Securities at Guardian Life Insurance Company of America until 2013, Mr. Chin was responsible for managing multi-billion dollar structured products portfolios for Guardian's mutual funds, and general account. In addition, Mr. Chin was a member of the Investment Committee that determined Guardian's asset allocation among the various fixed income sectors.	16	Baillie Gifford Long Term Global Growth Fund – Over $100,000	Over $100,000
Pamela M. J. Cox 1952	Trustee	Since 2017	Retired. Formerly: Senior Associate (non-resident), CSIS (think tank); Senior Vice President; Vice President East Asia, World Bank Group (international bank & financial services).

Pamela M. J. Cox has over 30 years of professional experience in the World Bank Group, providing investment project financing and economic policy advice. At the time of her retirement in 2013, she was Senior Vice President, leading strategy and business development. She previously held positions as Vice President East Asia and Vice President Latin America, overseeing business strategy, investment portfolios, operations, client relationships, policy formulation and governance. Since retiring, she has held positions as a Senior Associate (nonresident) at CSIS (think tank) and on nonprofit boards.

					16	Baillie Gifford Long Term Global Growth Fund – $50,001-$100,000	$50,001-$100,000

Baillie Gifford Funds – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also "Trustees and Trust Officers–Trustee Appointments" above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range(3) of Shares held in Fund Complex(2) (USD)
John Kavanaugh 1962	Trustee	Since 2023	Retired. Formerly: Partner, Ernst and Young, LLP (public accounting).

John Kavanaugh is a CPA with over 37 years of public accounting experience with Ernst & Young (EY) providing audit, accounting and advisory services to a wide variety of clients in the financial services industry including registered investment companies and registered investment advisers. At the time of his retirement from EY in June of 2022, he was an assurance partner based in Dallas and the leader of EY's Financial Services Organization South Region Wealth and Asset Management Assurance Group. Mr. Kavanaugh also has previous experience on non-profit boards dedicated to assisting and mentoring financially constrained students through high school and college.

					16	$0	$0
Robert E. Rigsby 1949	Trustee, Chair of the Audit Oversight Committee	Since 2014	Retired. Formerly: President & COO, Delivery Business at Dominion Energy, Inc. (electric and gas energy company).	Robert E. Rigsby has 30 years of broad professional experience in the energy industry. At the time of his retirement in 2002, he was President and COO of the Delivery Business at Dominion Energy, Inc. He previously held positions of Executive Vice President, Senior Vice President Finance & Controller, Vice President Human Resources, and Vice President Information Systems. Since his retirement, Mr. Rigsby has held leadership positions on the governing boards of two universities and several foundations.	16	Baillie Gifford Developed EAFE All Cap Fund – $10,001-$50,000
Baillie Gifford EAFE Plus All Cap Fund – $10,001-$50,000
Baillie Gifford Emerging Markets Equities Fund – $10,001-$50,000
Baillie Gifford Global Alpha Equities Fund – $10,001-$50,000
Baillie Gifford International Alpha Fund – $10,001-$50,000
Baillie Gifford International Concentrated Growth Equities Fund – $10,001-$50,000
Baillie Gifford International Growth Fund – $10,001-$50,000
Baillie Gifford International Smaller Companies Fund – Under $10,000
Baillie Gifford Long Term Global Growth Fund – $50,001-$100,000
						Baillie Gifford U.S. Equity Growth Fund – $10,001-$50,000	Over $100,000

Baillie Gifford Funds – Statement of Additional Information

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served as Trustee	Principal Occupation and Other Directorships Held During Past 5 Years	Considerations relevant to appointment as Trustee (see also "Trustees and Trust Officers–Trustee Appointments" above)	Number of Portfolios in Fund Complex(2) overseen by Trustee	Dollar range(3) of Shares held in each Fund (USD)	Aggregate Dollar Range(3) of Shares held in Fund Complex(2) (USD)
Donald P. Sullivan Jr. 1954	Trustee	Since 2020	Retired. Formerly: Senior Vice President, Agency Distribution, Guardian Life Insurance (financial services).	Donald P. Sullivan Jr. has over 38 years of professional experience in the banking, securities, and financial services industries. At the time of his retirement in 2015, he was Senior Vice President of Agency Distribution at Guardian Life Insurance Company of America responsible for the growth and development of the National Career Agency Distribution Network. He previously served as President of Park Avenue Securities, Guardian's broker-dealer and registered investment adviser, overseeing product, compliance, operations, and strategy, as well as internal and external relationships.	16	Baillie Gifford International Concentrated Growth Equities Fund – $10,001-$50,000 Baillie Gifford U.S. Equity Growth Fund – $10,001-$50,000	$10,001-$50,000
Interested Trustee (as defined in the 1940 Act)(4)
David W. Salter 1975	Trustee, Chair of the Board. Formerly, Vice President.	Since 2016	Partner, Baillie Gifford & Co (parent of investment adviser); CEO & former Chairman, Baillie Gifford Funds Services LLC (broker-dealer).	David Salter has over 23 years of professional experience in the investment management and financial services industries. As current CEO and former Chairman of Baillie Gifford Funds Services LLC and a Partner of the Manager's parent firm, Baillie Gifford & Co, Mr. Salter is also involved in the oversight of products offered by Baillie Gifford Funds Services LLC and oversight of the operations of the Manager.	16	None	None

(1)  The address of each Trustee is c/o Baillie Gifford Oversees Limited, 780 Third Avenue, 43rd Floor, New York, NY 10017.

(2)  The "Fund Complex" includes all Funds and Baillie Gifford International All Cap Fund which is not offered through this Prospectus.

(3)  Other than for John Kavanaugh, who began serving as an Independent Trustee as of October 1, 2023, values given are as of December 31, 2022. For John Kavanaugh, values given are as of October 1, 2023.

(4)  Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Five of the Trustees are not "interested persons" (as that term is defined in the 1940 Act) of the Trust ("Independent Trustees"). One Trustee, who serves as Chair of the Board, is an "interested person" of the Trust by reason of his affiliation with the Manager and his role as an officer of the Trust. The Trust does not have a lead independent trustee. The Board reviews its leadership structure periodically and believes that its structure is appropriate to enable the Board to oversee the Funds, after taking into account the characteristics of the Funds and their investment strategies and policies. For a discussion of the Board's role in risk oversight of the Funds, please see "Manager—Oversight by the Board" below.

A Board member may serve as a member of the Board until December 31 in the earlier of (i) their 15th year of service as a Board member, and (ii) the year of their 75th birthday. The Chair of the Board and the officers of the Trust, including the President of the Trust, are elected annually by the Board.

To the Trust's knowledge, as of December 31, 2022, none of the Independent Trustees or their immediate family members owned securities in the Manager or Baillie Gifford Funds Services LLC (the "Distributor" or "BGFS"), nor did they own securities in any entity directly or indirectly controlling, controlled by or under common control with the Manager or the Distributor.

Trustee Meetings

The Board meets periodically throughout the year to oversee the Trust's activities, review contractual arrangements with certain service providers, monitor compliance with regulatory requirements, and, through its Performance Committee, review performance.

Baillie Gifford Funds – Statement of Additional Information

Committees

The Board has four standing committees, as follows:

Committee	Functions	Membership	Chair	Meetings during last fiscal year(1)
Audit Oversight Committee	Oversees the Trust's accounting and financial reporting policies and practices, its internal controls, and the quality and objectivity of the Trust's financial statements. Acts as liaison between the Trust's independent registered public accounting firm and the Board.	Independent Trustees only	Mr. Rigsby	4
Nominating and Governance Committee	Identifies, evaluates and recommends candidates to serve as Independent Trustees(2) and reviews the composition of the Board. Reviews and recommends Independent Trustee compensation.	Independent Trustees only	Mr. Chin	3
Performance Committee	Enhances the communication between the Manager and the Independent Trustees regarding Fund performance. Discusses Fund performance matters relating to the most recent quarter and for such other purposes as the Performance Committee may determine.	All Trustees	No chair	4

(1)  Information is provided for the fiscal year ended December 31, 2022.

(2)  The Nominating and Governance Committee will consider nominees recommended by shareholders. For a description of the procedures to be followed by security holders to submit recommendations, see "Trustees and Trust Officers—Trustee Nominations by Shareholders" above.

Trustee Compensation

The following tables set forth a summary of the compensation received by each Independent Trustee for services rendered as a Trustee and, if applicable, committee chair, for the fiscal year ended December 31, 2022. The Trust pays no compensation to its officers and interested Trustee. For the fiscal year ended December 31, 2022 each Independent Trustee received a retainer fee of $136,000. The chairs of the Audit Oversight Committee and the Nominating and Governance Committee received additional compensation of $12,000 and $4,500, respectively.

Aggregate Compensation from each Fund	Howard W. Chin, Trustee and Chair of the Nominating and Governance Committee	Pamela M. J. Cox, Trustee	Donald P. Sullivan Jr., Trustee	Robert E. Rigsby, Trustee and Chair of the Audit Oversight Committee
Baillie Gifford China A Shares Growth Fund	$15.28	$14.80	$14.79	$16.10
Baillie Gifford China Equities Fund	$23.97	$23.21	$23.20	$25.25
Baillie Gifford Developed EAFE All Cap Fund	$5,929.36	$5,739.44	$5,739.44	$6,245.87
Baillie Gifford EAFE Plus All Cap Fund	$4,835.60	$4,680.72	$4,680.72	$5,093.73
Baillie Gifford Emerging Markets Equities Fund	$50,431.40	$48,816.14	$48,816.16	$53,123.48
Baillie Gifford Emerging Markets ex China Fund	$8.26	$7.99	$8.00	$8.70
Baillie Gifford Global Alpha Equities Fund	$11,160.50	$10,803.05	$10,803.04	$11,756.26
Baillie Gifford Health Innovation Equities Fund	$108.57	$105.08	$105.09	$114.35
Baillie Gifford International Alpha Fund	$26,677.36	$25,822.92	$25,822.92	$28,101.42
Baillie Gifford International Concentrated Growth Equities Fund	$848.62	$821.44	$821.44	$893.92
Baillie Gifford International Growth Fund	$28,356.02	$27,447.83	$27,447.83	$29,869.69
Baillie Gifford International Smaller Companies Fund	$392.81	$380.24	$380.24	$413.77
Baillie Gifford Long Term Global Growth Fund	$6,920.05	$6,698.41	$6,698.41	$7,289.45
Baillie Gifford U.S. Discovery Fund	$28.33	$27.43	$27.43	$29.85
Baillie Gifford U.S. Equity Growth Fund	$466.02	$451.10	$451.11	$490.91
Total Compensation from all Funds of the Trust(1)(2)(3)	$140,500.00	$136,000.00	$136,000.00	$148,000.00

(1)  All Trustees receive reimbursements for reasonable expenses related to their attendance at the meetings of the Board or committees, which are not included in the amounts shown. The amounts shown indicate the aggregate compensation paid to the Trustees for their service on the Board of the Trust and its series. During the 2022 fiscal year, no Trustee accrued pension or retirement benefits as part of the Trust's expenses, and no Trustee is expected to receive annual benefits upon retirement.

(2)  This total includes compensation from Baillie Gifford International All Cap Fund, the shares of which are not registered under the Securities Act of 1933 and are not offered through the Prospectus and this SAI. The total also includes compensation from Baillie Gifford Multi Asset Fund, the shares of which are not offered through the Prospectus and this SAI and which was terminated as a series of the Trust on September 21, 2022, compensation from Baillie Gifford Positive Change Equities Fund, which was reorganized into Vanguard Baillie Gifford Global Positive Impact Stock Fund on July 18, 2022 and terminated as a series of the Trust on September 21, 2022, and compensation from Baillie Gifford Global Stewardship Equities Fund which was terminated as a series of Trust on March 16, 2023.

(3)  John Kavanaugh began serving as an Independent Trustee of the Trust, effective October 1, 2023. As such, he received no compensation for services rendered as a Trustee for the fiscal year ended December 31, 2022.

Baillie Gifford Funds – Statement of Additional Information

Trust Officers

The following table sets out the officers of the Trust, their principal occupations during the last five years, and certain other information.

Name and Year of Birth(1)	Position(s) Held with Trust	Length of Time Served(2)	Principal Occupation During Past 5 Years(3)

Officers (other than officers who are also Trustees)

Andrew Telfer 1967	Vice President	Since 2008	Managing Partner, Baillie Gifford & Co
Michael Stirling-Aird 1977	President	Since 2012	Partner; Baillie Gifford & Co
Julie Paul 1975	Vice President	Since 2012	Manager, North American Funds Operations Department, Baillie Gifford & Co
Tim Campbell 1975	Vice President	Since 2014	Partner, Baillie Gifford & Co; Manager, Baillie Gifford International LLC with oversight of marketing performed in North America
Lindsay Cockburn 1978	Treasurer	Since 2015	Manager, North American Funds Operations Department, Baillie Gifford & Co
Suzanne Quinn 1979	Chief Compliance Officer and AML Compliance Officer	Since 2018	Manager, Compliance Department, Baillie Gifford & Co
Neil Riddell 1988	Chief Risk Officer	Since 2021	Head of Group Risk, Baillie Gifford & Co
Gareth Griffiths 1973	Secretary and Chief Legal Officer	Secretary since 2015; Chief Legal Officer since 2017	Senior Legal Counsel for Baillie Gifford & Co
Lesley-Anne Archibald 1988	Vice President	Since 2017	Manager, North American Funds Operations Department, Baillie Gifford & Co
Kelly Cameron 1989	Vice President	Since 2020	Client Service Director, Baillie Gifford Overseas Limited

(1)  The address of each officer of the Trust is c/o Baillie Gifford Funds, 780 Third Avenue, 43rd Floor, New York, NY 10017.

(2)  The officers of the Trust are elected annually by the Board.

(3)  Previous positions during the past five years with Baillie Gifford & Co, the Manager and Baillie Gifford Group are omitted if not materially different from the positions listed.

Trust Officer Compensation

The Trust currently pays no compensation to officers of the Trust.

Board Member and Trust Officer Liability

The Declaration of Trust provides that the Board members will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Board member against any liability to which the Board member would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Board members and officers of the Trust are indemnified by the Trust for any and all liabilities and expenses actually and reasonably incurred in any proceeding brought or threatened against a Board member or officer by reason of any alleged act or omission as Board member or officer, unless such person did not act in good faith in the reasonable belief that such action was in the best interests of the Trust, under the Declaration of the Trust and the Bylaws of the Trust. No officer or Board member may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Investment in the Funds by Trust, Manager and Distributor Personnel

The Trust, the Manager and the Distributor have each adopted a code of ethics pursuant to Rule 17j-1 of the 1940 Act. This code of ethics permits personnel of the Trust, the Manager and the Distributor to invest in securities, including securities that may be purchased or held by the Funds, subject to restrictions.

Baillie Gifford Funds – Statement of Additional Information

Manager

The Manager is a wholly-owned subsidiary of Baillie Gifford & Co, which is generally engaged in the business of investment management. Both the Manager and Baillie Gifford & Co are authorized and regulated in the U.K. by the Financial Conduct Authority. The Manager and its affiliates are referred to herein as the "Baillie Gifford Group."

Oversight by the Board

The Board oversees the Manager, including by overseeing the following activities of the Manager:

—  Risk Management. As part of this process, the Board receives a report from, and meets periodically with, the Trust's chief risk officer. The Board and the Performance Committee also meet periodically with representatives of the Manager to receive reports regarding the management of the Funds, including their investment risks.

—  Compliance with Relevant Laws. To assist this process, the Board meets periodically with the Funds' chief compliance officer and receives reports regarding the compliance of the Funds and the Manager with the federal securities laws and the Fund's own compliance policies and procedures.

—  Financial Accounting and Reporting. The Board, either itself or through its committees, meets periodically with officers of the Trust and representatives from the Manager and the auditor of the Funds, to review and consider the financial accounting and reporting of the Funds.

—  All Management activities. In the course of providing oversight, the Board meets periodically with officers of the Trust and representatives from the Manager, and receives a broad range of reports on the Funds' activities, including regarding each Fund's investment portfolio.

—  Appointment of the Manager. The Board also reviews the appointment of the Manager at least annually.

Management Services

The Manager serves as the investment manager of the Funds under the Second Amended and Restated Investment Advisory Agreement dated June 18, 2021, as amended from time to time (the "Advisory Agreement").

Responsibilities

Under the Advisory Agreement, the Manager manages the investment and reinvestment of the assets of each Fund and generally administers its affairs, subject to oversight by the Board as described above. The Manager also furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds and certain administrative services.

Investment Advisory Fee

For these services, the Advisory Agreement provides that each Fund pays the Manager an investment advisory fee. This fee is based on a percentage of the Fund's average daily net assets and is paid quarterly.

The following table sets out the investment advisory fees paid for each of the Funds during the last three years:

	Investment Advisory Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford China A Shares Growth Fund	7,577	10,772	8,152
Baillie Gifford China Equities Fund(1)	—	3,920	12,620
Baillie Gifford Developed EAFE All Cap Fund	1,894,638	2,319,325	2,025,404
Baillie Gifford EAFE Plus All Cap Fund	1,835,403	2,363,583	1,650,683
Baillie Gifford Emerging Markets Equities Fund	22,832,300	34,612,885	25,895,390
Baillie Gifford Emerging Markets ex China Fund(2)	—	45	4,443
Baillie Gifford Global Alpha Equities Fund	4,471,121	6,064,269	4,378,443
Baillie Gifford Health Innovation Equities Fund(2)	—	270	29,521
Baillie Gifford International Alpha Fund	10,409,554	13,737,213	9,176,421
Baillie Gifford International Concentrated Growth Equities Fund	508,776	521,126	341,874
Baillie Gifford International Growth Fund	11,625,310	14,048,723	9,364,770
Baillie Gifford International Smaller Companies Fund	8,040	148,451	220,534
Baillie Gifford Long Term Global Growth Fund	2,233,290	4,879,136	3,173,803
Baillie Gifford U.S. Discovery Fund(3)	—	4,793	13,385
Baillie Gifford U.S. Equity Growth Fund	150,240	479,310	160,987

(1)  Baillie Gifford China Equities Fund commenced investment operations on July 7, 2021, and therefore did not pay any advisory fees for any years prior to 2021.

(2)  Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund each commenced investment operations on December 28, 2021, and therefore did not pay any advisory fees for any years prior to 2021.

(3)  Baillie Gifford U.S. Discovery Fund commenced investment operations on May 5, 2021, and therefore did not pay any advisory fees for any years prior to 2021.

Baillie Gifford Funds – Statement of Additional Information

The advisory fee paid by each Fund under the Advisory Agreement is calculated and accrued daily on the basis of the annual rate noted below and expressed as a percentage of that Fund's average daily net assets:

Fund	Average Daily Net Assets of the Fund (billions)	Annual Advisory Fee Rate at Each Asset Level (percentage of the Fund's average daily net assets)
Baillie Gifford China A Shares Growth Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford China Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Developed EAFE All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford EAFE Plus All Cap Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford Emerging Markets Equities Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Emerging Markets ex China Fund	$0 - $2 >$2 - $5 Above $5	0.55% 0.51% 0.49%
Baillie Gifford Global Alpha Equities Fund	$0 - $2 >$2 - $5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford Health Innovation Equities Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%
Baillie Gifford International Alpha Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Concentrated Growth Equities Fund	$0 -$2 >$2 -$5 Above $5	0.40% 0.36% 0.34%
Baillie Gifford International Growth Fund	$0 - $2 >$2 - $5 Above $5	0.35% 0.31% 0.29%
Baillie Gifford International Smaller Companies Fund	All assets	0.58%
Baillie Gifford Long Term Global Growth Fund	$0 - $2 >$2 - $5 Above $5	0.45% 0.41% 0.39%
Baillie Gifford U.S. Discovery Fund	All assets	0.50%
Baillie Gifford U.S. Equity Growth Fund	$0 - $2 >$2 - $5 Above $5	0.33% 0.29% 0.27%

Investment Advisory Fee Waiver

In order to limit the expenses of Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International

Smaller Companies Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford U.S. Equity Growth Fund, the Manager has contractually agreed to waive its fees and/or bear other expenses of each Fund to the extent that the annual expenses (excluding taxes, sub-accounting expenses, and extraordinary expenses) would exceed a certain annual rate of each Fund's average daily net assets. These waivers are described in the Prospectus under "Fund Management."

How to Change the Investment Advisory Agreement

The Advisory Agreement may be amended in a manner consistent with the 1940 Act. Amendments to the Advisory Agreement will require shareholder approval, unless (a) the amendments do not increase the compensation of the Manager or otherwise fundamentally alter the relationship of the Trust with the Manager and (b) the amendments are approved by the requisite majority of the Trustees who are not parties to the agreement or interested persons (as defined in the 1940 Act) of any such party.

Term of Manager's Appointment

The Advisory Agreement will continue in effect for two years from its date of execution. After this two year period, it will continue if its continuance is approved at least annually by:

—  the Board or by vote of a majority of the outstanding voting securities of the relevant Fund; and

—  vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval.

The Advisory Agreement may be terminated without penalty by:

—  vote of the Board or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice; or

—  the Manager upon sixty days' written notice.

The Advisory Agreement also terminates automatically in the event of its assignment.

Manager Liability

The Advisory Agreement provides that the Manager shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Other Clients

The Manager acts as investment adviser to numerous other corporate and fiduciary clients. Certain officers and the interested Trustee of the Trust also serve as officers, directors and Trustees of other investment companies and clients advised by the Manager. These other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases

Baillie Gifford Funds – Statement of Additional Information

the practices described in this paragraph could have a detrimental effect on the price or amount of the securities which a Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the Board that the desirability of retaining the Manager as adviser for the Funds outweighs the disadvantages, if any, which might result from these practices.

Shareholder Services

Responsibilities

Pursuant to a shareholder servicing agreement, the Manager furnishes certain services to shareholders of Class 2, Class 3, Class 4 and Class 5 of the Funds. Prior to May 1, 2017, such services were also furnished to shareholders of Class 1 of the Funds. Class 1 shares of the Funds are no longer offered under the Prospectus or this SAI.

Fee

For these services, the shareholder servicing agreement provides that each share Class receiving the services pays the Manager a shareholder servicing fee. This fee is based on a fixed percentage of the Fund's average daily net assets and is paid quarterly.

The following table sets out the shareholder servicing fees paid for each of the Funds which have received these services during the last three years:

	Shareholder Servicing Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford China A Shares Growth Fund(1)	—	—	—
Baillie Gifford China Equities Fund(1)	—	—	—
Baillie Gifford Developed EAFE All Cap Fund	463,426	394,019	317,241
Baillie Gifford EAFE Plus All Cap Fund	560,909	613,154	437,712
Baillie Gifford Emerging Markets Equities Fund	762,491	1,026,454	727,062
Baillie Gifford Emerging Markets ex China Fund(1)	—	—	—
Baillie Gifford Global Alpha Equities Fund	1,022,167	1,093,369	649,227
Baillie Gifford Health Innovation Equities Fund(1)	—	—	—
Baillie Gifford International Alpha Fund	1,942,132	2,045,945	1,401,876
Baillie Gifford International Concentrated Growth Equities Fund(1)	—	—	—
Baillie Gifford International Growth Fund	2,430,793	2,441,116	1,780,861
Baillie Gifford International Smaller Companies Fund(1)	—	—	—
Baillie Gifford Long Term Global Growth Fund	209,443	241,541	151,980

Shareholder Servicing Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford U.S. Discovery Fund(1)	—	—	—
Baillie Gifford U.S. Equity Growth Fund(1)	—	—	—

(1)  Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford U.S. Discovery Fund, and Baillie Gifford U.S. Equity Growth Fund do not offer any share classes that are subject to shareholder servicing fees. These Funds have consequently not paid any shareholder servicing fees during any completed fiscal year of the Trust.

Administration and Supervisory Services

Responsibilities

Pursuant to an administration and supervisory agreement, the Manager is responsible for furnishing certain administration services to Institutional Class and Class K shareholders as well as coordinating, overseeing and supporting services provided to Institutional Class and Class K shareholders by third parties.

Fee

For these services, the administration and supervisory agreement provides that Class K and Institutional Class each pays the Manager an administration and supervisory fee. This fee is based on a fixed percentage of the Fund's average daily net assets and is paid quarterly.

The following table sets out the administration and supervisory fees paid by each of the Funds during the last three years:

	Administration and Supervisory Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford China A Shares Growth Fund	2,342	3,330	2,520
Baillie Gifford China Equities Fund(1)	—	1,211	3,901
Baillie Gifford Developed EAFE All Cap Fund	396,084	545,539	581,207
Baillie Gifford EAFE Plus All Cap Fund	292,896	407,985	259,805
Baillie Gifford Emerging Markets Equities Fund	4,064,050	7,078,263	5,332,071
Baillie Gifford Emerging Markets ex China Fund(2)	—	14	1,374
Baillie Gifford Global Alpha Equities Fund	272,426	686,462	708,663
Baillie Gifford Health Innovation Equities Fund(2)	—	140	15,207
Baillie Gifford International Alpha Fund	1,885,293	3,337,202	2,172,766

Baillie Gifford Funds – Statement of Additional Information

	Administration and Supervisory Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford International Concentrated Growth Equities Fund	216,230	221,478	145,296
Baillie Gifford International Growth Fund	251,348	869,692	519,310
Baillie Gifford International Smaller Companies Fund	2,356	43,511	64,639
Baillie Gifford Long Term Global Growth Fund	518,593	1,436,901	983,295
Baillie Gifford U.S. Discovery Fund(3)	—	1,630	4,551
Baillie Gifford U.S. Equity Growth Fund	77,396	246,917	82,933

(1)  Baillie Gifford China Equities Fund commenced investment operations on July 7, 2021, and therefore did not pay any administration and supervisory fees for any years prior to 2021.

(2)  Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund each commenced investment operations on December 28, 2021, and therefore did not pay any administration and supervisory fees for any years prior to 2021.

(3)  Baillie Gifford U.S. Discovery Fund commenced investment operations on May 5, 2021, and therefore did not pay any administration and supervisory fees for any years prior to 2021.

Investment Decisions by Portfolio Managers

Investment decisions made by the Manager for a Fund are made by teams of portfolio managers organized for that purpose.

Portfolio Manager Conflicts of Interest

In addition to managing the Funds, individual portfolio managers are commonly responsible for managing other registered investment companies, other pooled investment vehicles and/or other accounts. These other types of accounts may have similar investment strategies to the Funds.

For a description of potential conflicts of interest that may arise in connection with the portfolio managers' management of the Funds and the portfolio managers' management of other types of accounts please see "Principal Investment Risks—Conflicts of Interest Risk" in the Prospectus.

Other Accounts

The following table shows information regarding other accounts managed by the portfolio managers. The information is provided as of December 31, 2022, except where otherwise noted. As of December 31, 2022, no portfolio manager to a Fund owned beneficially any equity securities of such Fund.

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Baillie Gifford China A Shares Growth Fund
Sophie Earnshaw
Registered Investment Companies	8	5,105	—	—
Other Pooled Investment Vehicles	11	2,414	—	—
Other Accounts	44	15,721	3	2,820
John MacDougall
Registered Investment Companies	1	519	—	—
Other Pooled Investment Vehicles	8	6,019	—	—
Other Accounts	84	27,834	3	789
Baillie Gifford China Equities Fund
Sophie Earnshaw
Registered Investment Companies	8	5,104	—	—
Other Pooled Investment Vehicles	11	2,414	—	—
Other Accounts	44	15,721	3	2,820
Mike Gush
Registered Investment Companies	5	5,057	1	170
Other Pooled Investment Vehicles	13	3,725	1	107
Other Accounts	16	6,273	1	505
Roderick Snell
Registered Investment Companies	1	462	—	—
Other Pooled Investment Vehicles	9	5,827	—	—
Other Accounts	8	7,011	1	2,480

Baillie Gifford Funds – Statement of Additional Information

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Baillie Gifford Developed EAFE All Cap Fund
Iain Campbell
Registered Investment Companies	5	4,076	—	—
Other Pooled Investment Vehicles	4	433	—	—
Other Accounts	37	8,876	2	340
Sophie Earnshaw
Registered Investment Companies	8	4,542	—	—
Other Pooled Investment Vehicles	11	2,414	—	—
Other Accounts	44	15,721	3	2,820
Joe Faraday
Registered Investment Companies	5	4,076	—	—
Other Pooled Investment Vehicles	3	272	—	—
Other Accounts	35	8,806	2	340
Milena Mileva
Registered Investment Companies	5	4,076	—	—
Other Pooled Investment Vehicles	8	1,580	—	—
Other Accounts	41	10,459	2	340
Stephen Paice
Registered Investment Companies	5	4,076	—	—
Other Pooled Investment Vehicles	7	1,733	—	—
Other Accounts	37	8,991	2	340
			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Baillie Gifford EAFE Plus All Cap Fund
Iain Campbell
Registered Investment Companies	5	4,199	—	—
Other Pooled Investment Vehicles	4	433	—	—
Other Accounts	37	8,876	2	340
Sophie Earnshaw
Registered Investment Companies	8	4,665	—	—
Other Pooled Investment Vehicles	11	2,414	—	—
Other Accounts	44	15,721	3	2,820
Joe Faraday
Registered Investment Companies	5	4,199	—	—
Other Pooled Investment Vehicles	3	272	—	—
Other Accounts	35	8,806	2	340
Milena Mileva
Registered Investment Companies	5	4,199	—	—
Other Pooled Investment Vehicles	8	1,580	—	—
Other Accounts	41	10,459	2	340
Stephen Paice
Registered Investment Companies	5	4,199	—	—
Other Pooled Investment Vehicles	7	1,733	—	—
Other Accounts	37	8,991	2	340

Baillie Gifford Funds – Statement of Additional Information

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Baillie Gifford Emerging Markets Equities Fund
Ben Durrant, as of January 31, 2023*
Registered Investment Companies	2	192	1	191
Other Pooled Investment Vehicles	8	6,425	1	121
Other Accounts	16	8,401	1	543

*  Ownership of Securities—As of January 31, 2023, Mr. Durrant did not beneficially own any shares of Baillie Gifford Emerging Markets Equities Fund.

Mike Gush
Registered Investment Companies	5	638	1	170
Other Pooled Investment Vehicles	13	3,725	1	107
Other Accounts	16	6,273	1	505
Andrew Stobart
Registered Investment Companies	6	4,734	1	170
Other Pooled Investment Vehicles	6	2,752	1	107
Other Accounts	48	15,423	4	1,945
Baillie Gifford Emerging Markets ex China Fund
Ben Durrant, as of January 31, 2023*
Registered Investment Companies	2	6,057	1	191
Other Pooled Investment Vehicles	8	6,452	1	121
Other Accounts	16	8,401	1	543

*  Ownership of Securities—As of January 31, 2023, Mr. Durrant did not beneficially own any shares of Baillie Gifford Emerging Markets ex China Fund.

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Mike Gush
Registered Investment Companies	5	5,058	1	170
Other Pooled Investment Vehicles	13	3,725	1	107
Other Accounts	16	6,273	1	505
Andrew Stobart
Registered Investment Companies	6	9.154	1	170
Other Pooled Investment Vehicles	6	2,752	1	107
Other Accounts	48	15,423	4	1,945
Baillie Gifford Global Alpha Equities Fund
Spencer Adair
Registered Investment Companies	4	3,688	2	3,543
Other Pooled Investment Vehicles	17	14,599	3	259
Other Accounts	59	26,150	6	4,199
Malcolm MacColl
Registered Investment Companies	1	3,284	1	3,284
Other Pooled Investment Vehicles	16	14,555	3	259
Other Accounts	55	25,934	6	4,199
Helen Xiong
Registered Investment Companies	1	3,284	1	3,284
Other Pooled Investment Vehicles	15	11,370	3	259
Other Accounts	55	25,934	6	4,199

Baillie Gifford Funds – Statement of Additional Information

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Baillie Gifford Health Innovation Equities Fund
Julia Angeles
Registered Investment Companies	4	31,949	2	28,653
Other Pooled Investment Vehicles	7	1,566	1	112
Other Accounts	36	11,608	—	—
Rose Nguyen
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	2	358	—	—
Other Accounts	3	214	—	—
Marina Record
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	2	358	—	—
Other Accounts	3	214	—	—
Baillie Gifford International Alpha Fund
Chris Davies
Registered Investment Companies	3	2,453	—	—
Other Pooled Investment Vehicles	5	2,108	—	—
Other Accounts	36	9,603	4	1,945
Jenny Davis
Registered Investment Companies	3	2,453	—	—
Other Pooled Investment Vehicles	1	647	—	—
Other Accounts	34	9,419	4	1,945
			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Donald Farquharson
Registered Investment Companies	3	2,453	—	—
Other Pooled Investment Vehicles	2	1,025	—	—
Other Accounts	39	11,939	5	2,188
Andrew Stobart
Registered Investment Companies	6	7,045	1	170
Other Pooled Investment Vehicles	6	2,752	1	107
Other Accounts	48	15,423	4	1,945
Steve Vaughan
Registered Investment Companies	6	2,959	1	302
Other Pooled Investment Vehicles	2	717	—	—
Other Accounts	35	9,470	4	1,945
Tom Walsh
Registered Investment Companies	3	2,453	—	—
Other Pooled Investment Vehicles	1	647	—	—
Other Accounts	34	9,419	4	1,945
Baillie Gifford International Concentrated Growth Equities Fund
Spencer Adair
Registered Investment Companies	4	4,665	2	3,543
Other Pooled Investment Vehicles	17	14,599	3	259
Other Accounts	59	26,150	6	4,199

Baillie Gifford Funds – Statement of Additional Information

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Lawrence Burns
Registered Investment Companies	6	32,285	3	28,913
Other Pooled Investment Vehicles	7	16,805	1	112
Other Accounts	41	11,971	1	182
Paulina McPadden
Registered Investment Companies	2	336	1	260
Other Pooled Investment Vehicles	2	48	—	—
Other Accounts	4	216	—	—
Baillie Gifford International Growth Fund
Julia Angeles
Registered Investment Companies	4	29,374	2	28,653
Other Pooled Investment Vehicles	7	1,566	1	112
Other Accounts	36	11,608	—	—
Lawrence Burns
Registered Investment Companies	6	29,757	3	28,913
Other Pooled Investment Vehicles	7	16,805	1	112
Other Accounts	41	11,971	1	182
Thomas Coutts
Registered Investment Companies	3	29,353	2	28,653
Other Pooled Investment Vehicles	5	1,208	1	112
Other Accounts	33	11,394	—	—
			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Brian Lum
Registered Investment Companies	6	29,858	3	28,955
Other Pooled Investment Vehicles	6	1,277	1	112
Other Accounts	34	11,445	—	—
Baillie Gifford International Smaller Companies Fund
Charlie Broughton
Registered Investment Companies	2	470	1	302
Other Pooled Investment Vehicles	2	245	—	—
Other Accounts	2	578	—	—
Praveen Kumar
Registered Investment Companies	2	470	1	302
Other Pooled Investment Vehicles	4	2,457	—	—
Other Accounts	2	93	—	—
Brian Lum
Registered Investment Companies	6	32,419	3	28,955
Other Pooled Investment Vehicles	6	1,277	1	112
Other Accounts	34	11,445	—	—
Remya Nair
Registered Investment Companies	3	505	1	302
Other Pooled Investment Vehicles	1	70	0	0
Other Accounts	2	578	—	—

Baillie Gifford Funds – Statement of Additional Information

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Steve Vaughan
Registered Investment Companies	6	5,034	1	302
Other Pooled Investment Vehicles	2	717	—	—
Other Accounts	35	9,470	4	1,945
Baillie Gifford Long Term Global Growth Fund
John MacDougall
Registered Investment Companies	1	1	—	—
Other Pooled Investment Vehicles	8	6,019	—	—
Other Accounts	84	27,834	3	789
Gemma Barkhuizen
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	5,996	—	—
Other Accounts	86	27,301	4	971
Michael Pye
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	7	5,999	—	—
Other Accounts	82	26,940	3	789
Mark Urquhart
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	5,996	—	—
Other Accounts	82	26,940	3	789
			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Robert Wilson
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	6	5,996	—	—
Other Accounts	82	26,940	3	789
Baillie Gifford U.S. Discovery Fund
Douglas Brodie
Registered Investment Companies	1	706	—	—
Other Pooled Investment Vehicles	4	2,389	—	—
Other Accounts	6	364	—	—
Svetlana Viteva
Registered Investment Companies	—	—	—	—
Other Pooled Investment Vehicles	3	2,112	—	—
Other Accounts	—	—	—	—
Baillie Gifford U.S. Equity Growth Fund
Dave Bujnowski
Registered Investment Companies	2	5,892	1	5,826
Other Pooled Investment Vehicles	2	3,323	—	—
Other Accounts	12	1,111	—	—
Kirsty Gibson
Registered Investment Companies	2	5,892	1	5,826
Other Pooled Investment Vehicles	3	4,010	—	—
Other Accounts	13	1,112	—	—

Baillie Gifford Funds – Statement of Additional Information

			Where advisory fee is based on account performance:
Account Type	Total Accounts	Total Assets in Accounts (US$M)	Accounts	Assets in Accounts (US$M)
Gary Robinson
Registered Investment Companies	3	5,895	1	5,826
Other Pooled Investment Vehicles	9	5,128	—	—
Other Accounts	14	1,214	—	—
Tom Slater
Registered Investment Companies	2	5,892	1	5,826
Other Pooled Investment Vehicles	4	19,334	—	—
Other Accounts	12	1,111	—	—

Proxy Voting

The Trust has delegated to the Manager responsibility for the voting of proxies with respect to voting securities held by the Funds. The Manager does not use an automated proxy voting advisory service.

Voting Guidelines

The Manager has adopted certain guidelines, called "Our Stewardship Approach" (the "Guidelines") to, among other things, govern the Manager's proxy voting processes.

The Guidelines are developed and administered by the ESG Services Team of the Baillie Gifford Group. This ESG Services Team sits alongside the investment teams and oversees voting analysis and execution in conjunction with the Funds' portfolio managers. The ESG Services Team reports to a partner of Baillie Gifford & Co, the parent of the Manager, and to Baillie Gifford & Co's ESG Oversight Group.

The Guidelines articulate the Manager's approach to governance and sustainability matters including the following areas:

—  Prioritization of long-term value creation

—  A constructive and purposeful Board

—  Long-term focused remuneration with stretching targets

—  Fair treatment of stakeholders

—  Sustainable business practices

The Manager recognizes that given the range of markets in which the Funds invest, one set of standards is unlikely to be appropriate. The Guidelines consequently take an issues based approach covering standards from a global perspective.

Pragmatic & Flexible Approach

The Manager recognizes that companies within particular markets operate under significantly differing conditions. The Guidelines are intended to provide an insight into how the Manager approaches voting and engagement on behalf of clients with it being important to note that the Manager assesses every company individually. With respect to voting, the Manager will evaluate proposals on a case-by-case basis, based on what it believes to be in the best long-term interests of clients, rather than rigidly applying a policy.

In evaluating each proxy, the ESG Services Team follows the Guidelines, while also considering third party analysis, the Manager's and its affiliates own research and discussions with company management.

The ESG Services Team oversees voting analysis and execution in conjunction with the investment teams.

The Manager may elect not to vote on certain proxies. While the Manager endeavors to vote a Fund's shares in all markets, on occasion this may not be possible due to a practice known as share blocking, whereby voting shares would result in prevention from trading for a certain period of time. When voting in these markets, the Manager assesses the benefits of voting clients' shares against the relevant restrictions. The Manager may also not vote where it has sold out of a stock following the record date.

Conflicts of Interest

The Manager recognizes the importance of managing potential conflicts of interest that may exist when voting a proxy solicited by a company with whom the Baillie Gifford Group has a material business or personal relationship. The ESG Services Team of the Baillie Gifford Group is responsible for monitoring possible material conflicts of interest with respect to proxy voting.

In most instances, applying the Guidelines to vote proxies will adequately address any possible conflicts of interest.

For proxy votes that involve a potential conflict of interest or that are inconsistent with (or not covered by) the Guidelines, the Manager has an internal process to review the proposed voting rationale. The review considers whether business relationships between the Baillie Gifford Group and the company have influenced the proposed vote and decides the course of action to be taken in the best interests of our clients.

Further Information

Information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge upon request by:

—  calling toll-free, 1-844-394-6127; or

—  by accessing the Fund's Form N-PX on the SEC's website at http://www.sec.gov.

Investment Process

Best Execution

In placing orders for the purchase and sale of portfolio securities for the Funds, the Manager seeks to obtain the best price and execution.

Baillie Gifford Funds – Statement of Additional Information

Under a participating affiliate arrangement, the Manager may engage personnel and resources from its affiliate, Baillie Gifford Asia (Hong Kong) Limited , to execute trades for each Fund. Under normal circumstances, this arrangement will be utilized for executing trades in relation to Asia-Pacific securities. However, the Manager may also utilize this arrangement for non-Asia-Pacific securities.

Use of Brokers or Dealers for Unlisted Investments

The use of brokers or dealers for unlisted investments is based on the most favorable price which can be obtained for the Funds.

Transactions in unlisted securities are carried out directly with company management when they are issuing primary equity. On occasion investment banks can be engaged as advisers in the trade but the monies are generally paid direct to the company. If, in the judgment of the Manager, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers, the trading desk will direct the trade through broker-dealers who make the primary market for such securities.

Selection of Brokers or Dealers

Broker selection for trading is determined entirely by the requirement to achieve best execution for the Funds.

The Manager selects only brokers or dealers which it believes are financially responsible, will provide efficient and effective services in executing, clearing and settling an order and will charge commission rates which, when combined with the quality of the foregoing services, will produce best execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. The Manager will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account.

Execution only approach

The Manager pays execution-only commission rates and does not pay "bundled" fees for brokerage and research. The Manager assumes full responsibility for payment for non-execution services from brokers, such as reports on economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation and portfolio structure, but also meetings with analysts and specialists. The receipt of such services does not factor in the selection of brokers.

Foreign Currency Transactions – Custodians

Although the Manager executes certain foreign currency transactions internally through its foreign currency trading desk, the Manager may determine that:

—  certain transactions may not be most efficiently executed by its trading desk. Such transactions may be administered by a third party such as the Fund's custodian. Such transactions tend to be in smaller amounts (for example, income repatriation), and such transactions may be executed by such third parties in accordance with standing instructions received from the Manager; or

—  due to local market regulations, responsibility has to pass to the client's custodian for execution under standing instruction.

Also, income received into the portfolios will automatically be swept into U.S. dollars by means of standing instruction foreign exchange carried out by the custodian.

Given the nature of such transactions and the general size of the markets, the Manager has limited ability to analyze or review the specific details and efficiency of trading in these amounts.

Directed Brokerage Transactions

During the fiscal year ended December 31, 2022, no Fund directed brokerage transactions.

Brokerage Commissions

As mentioned above, the Manager pays execution-only commission rates for trading. The Manager believes this helps to mitigate any potential conflicts of interest that might arise from the purchase of two sets of services paid out of the Funds' dealing commission.

Research services permitted to be paid from client dealing commissions under Section 28(e) (the "safe harbor") of the Exchange Act are now paid for directly by the Manager under separate agreements with brokers.

The following table sets out the brokerage commission fees paid for each of the Funds during the last three years:

	Brokerage Commission Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford China A Shares Growth Fund	363	459	270
Baillie Gifford China Equities Fund(1)	—	1,242	577
Baillie Gifford Developed EAFE All Cap Fund	89,601	88,457	139,213
Baillie Gifford EAFE Plus All Cap Fund	101,288	89,779	88,099
Baillie Gifford Emerging Markets Equities Fund	1,542,912	1,675,187	1,050,926
Baillie Gifford Emerging Markets ex China Fund(2)	—	196	65
Baillie Gifford Global Alpha Equities Fund	239,556	320,109	110,919
Baillie Gifford Health Innovation Equities Fund(2)	—	1,962	3,386
Baillie Gifford International Alpha Fund	879,503	758,993	628,891
Baillie Gifford International Concentrated Growth Equities Fund	56,847	38,210	26,944
Baillie Gifford International Growth Fund	685,689	636,404	343,110
Baillie Gifford International Smaller Companies Fund	196	17,409	10,056

Baillie Gifford Funds – Statement of Additional Information

	Brokerage Commission Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford Long Term Global Growth Fund	120,752	173,696	140,879
Baillie Gifford U.S. Discovery Fund(3)	—	384	1,417
Baillie Gifford U.S. Equity Growth Fund	15,293	43,044	6,121

(1)  Baillie Gifford China Equities Fund commenced investment operations on July 7, 2021, and therefore did not pay any brokerage commissions for any years prior to 2021.

(2)  Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund each commenced investment operations on December 28, 2021, and therefore did not pay any brokerage commissions for any years prior to 2021.

(3)  Baillie Gifford U.S. Discovery Fund commenced investment operations on May 5, 2021, and therefore did not pay any brokerage commissions for any years prior to 2021.

Any material changes in brokerage commissions shown in the table above are the result of changes in portfolio turnover for the relevant Fund.

Affiliated Broker-Dealers

No Fund paid brokerage commissions to affiliated broker/dealers for the fiscal years ended December 31, 2020, 2021, and 2022.

Regular Broker or Dealer

During the fiscal year ended December 31, 2022, none of the Funds held securities issued by a regular broker or dealer or a parent company of a regular broker or dealer.

Portfolio Turnover

The buying and selling of the securities held by a Fund is known as "portfolio turnover." Higher portfolio turnover involves correspondingly greater expenses to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. The higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Such sales may result in realization of taxable capital gains (including short-term capital gains which are generally taxed to individual shareholders at ordinary income tax rates when distributed net of short-term capital losses and net long-term capital losses), and may adversely impact a Fund's after-tax returns. See the "Tax" section below.

Portfolio turnover rates for each Fund for which financial highlights are available are provided under "Financial Highlights" in the Prospectus. For the fiscal year ended December 31, 2022, Baillie Gifford International Smaller Companies Fund and Baillie Gifford U.S. Discovery Fund experienced an increase in portfolio turnover compared to the previous period; and Baillie Gifford Global Alpha Equities Fund and Baillie Gifford U.S. Equity Growth Fund experienced a decrease in portfolio turnover compared to the previous period, in each case due to changes in shareholder purchase and redemption activity. Further, Baillie Gifford China Equities Fund and Baillie Gifford U.S. Discovery Fund experienced an increase in portfolio turnover compared to the previous period because of their relatively recent launch dates.

Payments to Financial Intermediaries

It is expected that Institutional Class shares of the Funds will make payments, or reimburse the Manager or its affiliates for payments it makes, to financial intermediaries ("Financial Intermediaries") that provide certain administrative, recordkeeping, and account maintenance services to beneficial owners of Fund shares. The amount of such payments and/or reimbursement is currently capped by resolution of the Board. The amount of such payments and/or reimbursement and the manner in which it is calculated are reviewed by the Trustees periodically. The Funds may enter into certain agreements with Financial Intermediaries that require payments for sub-transfer agency services in excess of the Board approved cap on payments and/or reimbursements to Financial Intermediaries. In such instances the Manager will pay, out of its own profits, the difference between the amount due under the agreement with the Financial Intermediary and the cap on such payments and/or reimbursements approved by the Board.

Financial Intermediaries are firms that sell shares of mutual funds, including the Funds, for compensation and/or provide certain administrative and account maintenance services to mutual fund investors. Financial Intermediaries may include, among others, brokers, financial planners or advisers, banks, and insurance companies.

In some cases, a Financial Intermediary may hold its clients' Fund shares in nominee name. Shareholder services provided by a Financial Intermediary may (though they will not necessarily) include, among other things: processing and mailing trade confirmations, periodic statements, prospectuses, annual reports, semiannual reports, shareholder notices, and other SEC-required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.

The compensation paid by a Fund or the Manager or its affiliates to a Financial Intermediary is typically paid continually over time, during the period when the Financial Intermediary's clients hold investments in the Funds. The amount of continuing compensation paid by the Funds or the Manager or its affiliates to different Financial Intermediaries for shareholder services varies. The compensation is typically a percentage of the value of the Financial Intermediary's clients' investments in the Funds or a per account fee. The variation in compensation may, but will not necessarily, reflect enhanced or additional services provided by the Financial Intermediary.

If payments to Financial Intermediaries by a mutual fund, distributor or adviser for a particular mutual fund complex exceed payments by other mutual fund complexes, your financial adviser and the Financial Intermediary employing him or her may have an incentive to recommend that fund complex over others. Please speak with your financial adviser to learn more about the total amounts paid to your financial adviser and his or her firm by the Distributor and its affiliates and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your Financial Intermediary at the time of purchase.

Baillie Gifford Funds – Statement of Additional Information

If you are purchasing, selling, exchanging or holding Fund shares through a program of services offered by a Financial Intermediary, you may be required by the Financial Intermediary to pay additional fees. You should contact the Financial Intermediary for information concerning what additional fees, if any, may be charged.

The Distributor, the Manager and/or their affiliates intend to make payments to Financial Intermediaries for distribution, shareholder servicing, marketing and promotional activities and related expenses out of their profits and other available sources, including profits from their relationships with the Funds. These payments are not reflected as additional expenses in the fee table contained in this Prospectus. The total amount of these payments may be substantial, may be substantial to any given recipient, and may exceed the costs and expenses incurred by the recipient for any fund-related marketing or shareholder servicing activities. The payments described in this paragraph are often referred to as "revenue sharing payments." Revenue sharing arrangements are separately negotiated between the Distributor, the Manager and/or their affiliates, and the recipients of these payments.

Revenue sharing payments create an incentive for a Financial Intermediary or its employees or associated persons to recommend or sell shares of a Fund to you. Contact your Financial Intermediary for details about revenue sharing payments it receives or may receive. Revenue sharing payments, as well as payments by the fund under the shareholder services and distribution plan or for recordkeeping and/or shareholder services, also benefit the Manager, the Distributor and their affiliates to the extent the payments result in more assets being invested in the Fund on which fees are being charged.

Other Services

In relation to Classes 2-5, the Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement (the "Shareholder Servicing Agreement") with the Manager, under which the Manager has agreed to act as shareholder servicer for the Funds. In relation to Class K and Institutional Class shares, the Trust, on behalf of the Funds, has entered into an Administration and Supervisory Agreement (the "Administration and Supervisory Agreement") with the Manager, under which the Manager has agreed to provide certain administration and supervisory services for the Funds.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Shareholder Service Plan") to compensate the Manager for services provided to Classes 2-5. The Shareholder Service Fees collected by the Manager (as described in the Prospectus under "Shares—Restrictions on Buying Shares") are for services that are not primarily intended to result in the sale of Fund shares. The Trust has also adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the "Administration, Supervisory and Sub-Accounting Services Plan" and together with the Shareholder Service Plan, the "Plans") to compensate the Manager for administration and supervisory services and to reimburse the Manager or its affiliates for payments they make to third parties for sub-accounting services provided to Class K and Institutional Class Shares of the Funds. Like the Shareholder Service Fees, the Administration and

Supervisory Fees collected by the Manager (as described in the Prospectus under "Shares—Restrictions on Buying Shares") are for services that are not primarily intended to result in the sale of Fund shares.

The Board has adopted the Plans to allow the Funds, the Manager and its affiliates, including BGFS, to incur certain expenses that might be considered indirect payments by the Funds for distribution of Fund shares. Under the Plans, if the payment of fees to the Manager, or other payments made by Institutional Class shares of the Funds to Financial Intermediaries for recordkeeping, sub-accounting, sub-transfer agency or other services, should be deemed to constitute indirect financing by the Trust of the distribution of Fund shares, such payments are authorized by the applicable Plan. However, no distribution payments under Rule 12b-1 have been authorized by the Board as of the date of this SAI, and no distribution fees under Rule 12b-1 are currently payable under the Plans. If the Board authorizes distribution payments under Rule 12b-1 in the future for any class of shares, the Manager or another service provider might collect distribution fees under Rule 12b-1. This would also require the Prospectus to be updated to reflect such additional fees.

The Manager and BGFS, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of shares of the Funds. In addition, the Manager and BGFS may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Fund's shares or to Financial Intermediaries that render recordkeeping, sub-accounting sub-transfer agency and other services, as described in greater detail above under "Payments to Financial Intermediaries."

The Plans have been approved by the Board in accordance with Rule 12b-1. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of each Plan prior to its approval and determined that there is a reasonable likelihood that each Plan will benefit the Funds and its shareholders.

In accordance with the requirements of Rule 12b-1, the Manager provides quarterly reporting to the Board regarding all payments made by the Funds directly to Financial Intermediaries and to the Manager under the Shareholder Servicing Agreement and the Administration and Supervisory Agreement, including reporting of the purposes for which such payments were made. To the extent that a Plan gives the Manager or its affiliates greater flexibility in connection with the distribution of shares of the Fund, additional sales of the Funds' shares may result.

Compensation

The portfolio managers' compensation arrangements within the Manager vary depending upon whether the individual is an employee or partner of Baillie Gifford & Co.

Employees of Baillie Gifford & Co

A portfolio manager's compensation generally consists of:

—  base salary;

—  a company-wide all staff bonus;

Baillie Gifford Funds – Statement of Additional Information

—  a performance related bonus; and

—  the standard retirement benefits and health and welfare benefits available to all Baillie Gifford & Co employees.

A portfolio manager's base salary is determined by the manager's experience and performance in the role, taking into account the ongoing compensation benchmark analyses, and is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager's performance related bonus is determined by team and individual performance. Team performance will generally be measured on investment performance over a three, four or five year basis and is based on performance targets that are set and reviewed annually by the Chief of Investment Staff. Individual performance will be determined by the individual's line manager at the annual appraisal at which staff are assessed against key competencies and pre-agreed objectives. The bonus is paid on an annual basis.

A proportion of the performance related bonus is mandatorily deferred. Currently recipients defer between 20% and 40% of their performance related bonus. Awards will be deferred over a period of three years and will be invested in a range of funds managed by the Baillie Gifford Group.

Partners of Baillie Gifford & Co

Spencer Adair, Julia Angeles, Douglas Brodie, Dave Bujnowski, Lawrence Burns, Iain Campbell, Thomas Coutts, Jenny Davis, Donald Farquharson, Mike Gush, Malcolm MacColl, John MacDougall, Milena Mileva, Gary Robinson, Tom Slater, Mark Urquhart, Tom Walsh and Helen Xiong are partners of Baillie Gifford & Co.

The remuneration of Baillie Gifford & Co partners comprises Baillie Gifford & Co partnership profits, which are distributed as:

—  base salary; and

—  a share of the partnership profits.

The profit share is calculated as a percentage of total partnership profits based on seniority and role within Baillie Gifford & Co. The basis for the profit share is detailed in the Baillie Gifford & Co Partnership Agreement.

The main staff benefits such as pension schemes are not available to partners and therefore partners provide for benefits from their own personal funds.

Partners in their first few years additionally receive a bonus. The bonuses are calculated in the same way as those for staff but exclude the deferred element. A proportion of the bonus paid will be retained to be used to buy capital shares in the partnership.

Baillie Gifford Funds – Statement of Additional Information

Other Key Service Providers

Administrator – BNYM

The Bank of New York Mellon of 240 Greenwich, New York, NY, 10286, serves as the Funds' administrator pursuant to a Fund Administration and Accounting Agreement between the Trust, on behalf of the Fund, and BNYM.

The fees for the last three fiscal years are as follows:

	Administration Fees Paid (USD)
Fund	Year ending December 31, 2020	Year ending December 31, 2021	Year ending December 31, 2022
Baillie Gifford China A Shares Growth Fund	71,956	99,699	96,458
Baillie Gifford China Equities Fund(1)	—	17,656	93,921
Baillie Gifford Developed EAFE All Cap Fund	214,860	198,247	213,335
Baillie Gifford EAFE Plus All Cap Fund	178,317	223,066	183,553
Baillie Gifford Emerging Markets Equities Fund	1,428,575	1,960,533	1,723,251
Baillie Gifford Emerging Markets ex China Fund(2)	—	1,333	61,305
Baillie Gifford Global Alpha Equities Fund	381,525	474,830	398,422
Baillie Gifford Health Innovation Equities Fund(2)	—	1,333	59,824
Baillie Gifford International Alpha Fund	993,103	1,270,733	956,791
Baillie Gifford International Concentrated Growth Equities Fund	95,141	94,789	94,351
Baillie Gifford International Growth Fund	1,166,483	1,265,810	969,281
Baillie Gifford International Smaller Companies Fund	108,153	109,899	109,611
Baillie Gifford Long Term Global Growth Fund	159,375	343,002	263,868
Baillie Gifford U.S. Discovery Fund(3)	—	26,829	79,764
Baillie Gifford U.S. Equity Growth Fund	82,940	82,150	82,671

(1)  Baillie Gifford China Equities Fund commenced investment operations on July 7, 2021, and therefore did not pay any administration fees for any years prior to 2021.

(2)  Baillie Gifford Emerging Markets ex China Fund and Baillie Gifford Health Innovation Equities Fund each commenced investment operations on December 28, 2021, and therefore did not pay any administration fees for any years prior to 2021.

(3)  Baillie Gifford U.S. Discovery Fund commenced investment operations on May 5, 2021, and therefore did not pay any administration fees for any years prior to 2021.

The fees noted above were accrued for the fiscal period indicated, but may have been paid after the end of such fiscal period.

Custodian – BNYM

BNYM is also the Trust's custodian. As such, BNYM or sub-custodians acting at its direction hold in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, are the registered owners of securities held in book entry form belonging to the Funds.

Upon instruction, BNYM or such sub-custodians receive and deliver cash and securities of the Funds in connection with Fund transactions and collect all dividends and other distributions made with respect to Fund portfolio securities.

Transfer Agent – BNY Mellon Asset Servicing

BNY Mellon Asset Servicing of 118 Flanders Road, Westborough, MA 01581, serves as the Trust's transfer agent, registrar and dividend disbursing agent.

Independent Registered Public Accounting Firm – Cohen & Company, Ltd.

Cohen & Company, Ltd. serves as independent registered public accounting firm to the Trust and conducts an annual audit of the financial statements of each operational Fund and provides other audit related and tax services. The principal business address of Cohen & Company, Ltd. is 342 North Water Street, Suite 830, Milwaukee, Wisconsin 53202.

Underwriter – BGFS

Baillie Gifford Funds Services LLC, of 1 Greenside Row, Calton Square, Edinburgh EH1 3AN, United Kingdom, a wholly-owned subsidiary of the Manager, serves as the sole distributor and principal underwriter of the shares of the Funds.

The Trust has entered into a distribution agreement with BGFS. BGFS offers and sells shares to investors as agent of each Fund either directly or through brokers, dealers and other financial institutions which enter into selling agreements with BGFS, and/or the Trust. The distribution agreement provides that BGFS will use all reasonable best efforts in connection with the distribution of shares of the Funds. The Funds' shares will be offered on a continuous basis.

The Funds did not pay BGFS any underwriting commissions or other compensation during the Funds' last three fiscal years.

Trust Legal Counsel – Ropes & Gray LLP

Ropes & Gray LLP, of Prudential Tower, 800 Boylston Street, Boston, MA 02199, is legal counsel to the Trust.

Independent Trustee Legal Counsel – Vedder Price P.C.

Vedder Price P.C., of 222 North LaSalle Street, Chicago, IL, 60601, is legal counsel to the independent trustees.

Baillie Gifford Funds – Statement of Additional Information

Shareholders

Principal Holders of Securities

A shareholder will be considered a "principal holder" of shares if that shareholder owns of record or is known by the Trust to own beneficially 5% or more of any class of a Fund's outstanding shares. The principal holders as of March 31, 2023 are listed in the table below. Each principal holder owns of record and beneficially, except as otherwise indicated.

The Trust believes that no other person or group owns of record or beneficially 5% or more of the shares of any class of a Fund.

Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford China A Shares Growth Fund

Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford China Equities Fund

Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	84.51%
Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	15.49%

Baillie Gifford Developed EAFE All Cap Fund

El Paso Firemen & Policemen's Pension Fund – Class 3	909 East San Antonio Ave, El Paso, TX 79901-2523	100.00%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	80.34%
Capinco C/O US Bank – Class K*	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	62.36%
US Army NAF Retirement Plan – Class 2	2455 Reynolds Road, Fort Sam, Houston, TX 78234	54.02%
Howard County Master Trust – Class K	3430 Court House Drive, Ellicott City, MD 21043-4300	28.93%
Maryland Prepaid College Trust – Class 2	217 E Redwood St Ste 1350 Baltimore, MD 21202-3314	23.45%
Eversource Energy Service Company FBO the Eversource Retirees Benefit Trust – Class 2	107 Selden Street, Berlin, CT 06037	22.50%
Capinco C/O US Bank – Institutional Class*	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	6.00%
Mitra & Co C/O Reliance Trust Company – Institutional Class*	4900 West Brown Deer Road, Milwaukee, WI 53223	5.21%
Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford EAFE Plus All Cap Fund

Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	59.78%
Capinco C/O US Bank – Class K*	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	56.84%
Prince George's County Police Pension Plan – Class 3	1400 McCormick Drive, Suite 110, Largo, MD 20774-5313	43.66%
Lexington Fayette Urban County Policemen's and Firefighter's Retirement Fund – Class 2	200 East Main Street, Lexington, KY 40503	33.25%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	27.77%
Master Trust Fund for The Prince George's County Comprehensive and Supplemental Pension Plans – Class 3	1400 McCormick Drive, Suite 110, Largo, MD 20774-5313	27.53%
Prince George's County Fire Service Pension Plan – Class 3	1400 McCormick Drive, Suite 110, Largo, MD 20774-5313	26.45%
The National Magazine Pension Scheme – Class 2	72 Broadwick Street, London, WIF 9EP	24.20%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	20.94%
Macalester College – Class 2	1600 Grand Avenue, St Paul, MN 55105-1899	16.15%
Northern Trust as Trustee FBO NiSource Inc Master Retirement Trust – Class 2	801 S Canal, Chicago, IL 60675	15.87%
Fiduciary Trust Company Intl – Institutional Class*	280 Park Ave New York, NY 10017	11.32%
Beacon Health System Inc – Class 2	600 East Blvd, Elkhart, IN 46514	10.51%
Mac & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	7.90%
Pershing LLC – Institutional Class*	PO Box 2052 Jersey City, NJ 07303	5.83%

Baillie Gifford Emerging Markets Equities Fund

Sacramento County Employees Retirement System – Class 4	980 9th Street, Suite 1900, Sacramento, CA 95814-2739	100.00%
Baylor College of Medicine – Class 2	2 Greenway Plaza, Suite 924, Houston, TX 77046	94.04%
Board of Trustees for the Maryland State Retirement and Pension System – Class 5	120 E Baltimore Street, 16th Floor, Baltimore, MD 21202-6703	66.64%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class
City of Austin Employees Retirement System – Class 3	6836 Austin Center Blvd, Suite 190, Austin, TX 78731-3185	52.74%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	33.90%
SEI Private Trust Company – Class K*	1 Freedom Valley Drive Oaks, PA 19456	26.18%
City of Hope – Class 3	1500 E Duarte Road, Duarte, CA 91010-3000	22.28%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	19.86%
Raymond James Omnibus for Mutual Funds House Account – Institutional Class*	880 Carillon Parkway St Petersburg, FL 33716	18.65%
Beckman Research Institute of The City of Hope – Class 3	1450 E Duarte Road, Duarte, CA 91010-3008	17.31%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	15.99%
FedEx Corporation Employee Pension Trust – Class 5	1000 Ridgeway Loop Road, 5th Floor, Memphis, TN 38120	15.00%
Mac & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	14.64%
LPL Financial FBO Customer Accounts – Institutional Class*	PO Box 509046 San Diego, CA 92150-9046	13.41%
Empower Trust FBO Wells Fargo & Co – Class K*	8515 E Orchard Rd, Greenwood Village, CO 80111	7.86%
Fresno County Employees Retirement Association – Class K	7772 N Palm Avenue, Fresno, CA 93711-5734	7.68%
City of Hope National Medical Center – Class 3	1500 E Duarte Road, Duarte, CA 91010-3000	7.67%
The Rockefeller Foundation – Class 2	420 Fifth Avenue, Investments Office 19th Fl, New York, NY 10018	5.87%
Fire and Police Pension Association of Colorado – Class 5	5290 DTC Parkway, Suite 100, Greenwood Village. CO 80111	5.50%
The Salvation Army A Georgia Corporation – Class 5	1424 Northeast Expwy Atlanta, GA 30329	5.32%

Baillie Gifford Emerging Markets ex China Fund

Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Investor	Investor Address	Percentage Ownership of Class

Baillie Gifford Global Alpha Equities Fund

SSM Health Care Portfolio Management Company – Class 3	12312 Olive Blvd, 4th Floor, Saint Louis, MO 63141	100.00%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	53.71%
Textron Inc Master Trust – Class 4	40 Westminster Street, Providence, RI 02903	50.31%
Scripps Health – Class 4	10140 Campus Point, DR CPA 345, San Diego, CA 92121-1520	49.69%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	45.36%
The Ministers and Missionaries Benefit Board of American Baptist Churches – Class K	475 Riverside Dr, STE 1700, New York, NY 10115-0049	31.19%
Promedica Health System Trust – Class 2	Steam Plant 2nd Floor, Mail Stop Code MSC S29777, 100 Madison Avenue, Toledo, OH 43604	25.91%
Meristem Global Equity Fund – Class 2	701 Carlson Parkway, Suite 1400, Minnetonka, MN 55305-5229	18.57%
The Community Investment Group – Class 2	101 Fifth Street East, Suite 2400, Saint Paul, MN 55101	18.28%
Mac & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	17.99%
Northwest Area Foundation – Class 2	60 Plato Blvd East, St Paul, MN 55107	16.69%
Linde Pension Plan Trust – Class K	10 Riverview Drive Danbury, CT 06810	15.36%
Capinco C/O US Bank – Class K*	1555 N. River Center Drive, Suite 302, Milwaukee, WI 53212	11.64%
State Street Bank & Trust Company for Hallmark Cards Incorporated Master Trust – Class 2	1 Lincoln Street, Boston, MA 02111-2900	11.47%
Mitra & Co C/O Reliance Trust Company – Class K*	4900 West Brown Deer Road, Milwaukee, WI 53223	10.69%
The Saint Paul Foundation US Bank Trustee – Class 2	Mail Station EP-MN-S14, 101 East Fifth St, 14th FLR, Saint Paul, MN 55101	9.05%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	5.72%

Baillie Gifford Health Innovation Equities Fund

Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	76.70%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class
Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	17.12%
Mission Management & Trust Co – Institutional Class*	2567 East Sunrise Drive, STE 235, Tucson, AZ 85718	6.18%

Baillie Gifford International Alpha Fund

Sysco Corporation Retirement Plan Trust – Class 5	99 High Street Boston, MA 02110	100.00%
Ameren Health and Welfare Trust – Class 4	PO Box 66149 MC 960 St Louis, MO 63166	51.96%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	44.03%
Commander Navy Installation Command Millington Detachment – Class 3	7800 Third Ave Bldg 457 Millington, TN 38055	40.62%
City of Phoenix Public Employees Retirement Plan –Class 4	200 W Washington 10th Fl Phoenix, AZ 85003	39.62%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	29.34%
Factory Mutual Insurance Company – Class K	270 Central Avenue Johnston, RI 02919-4949	26.35%
Trust Fund for Pinnacle West Corp – Class 3	400 N Fifth St Phoenix, AZ 85004	21.26%
LPL Financial FBO Customer Accounts – Institutional Class*	PO Box 509046 San Diego, CA 92150-9046	19.15%
American Family Mutual Insurance Company Investment Division – Class 3	6000 American Parkway Madison, WI 53783	19.09%
The Employees Retirement Plan of The National Education Association – Class 2	1201 16th St NW, Ste 210, Washington, DC 20036	19.05%
Retirement System of Allegheny County – Class 2	Room 106 County Office Building, 542 Forbes Ave Pittsburgh, PA 15219	15.49%
Washington Gas Light Company Employees Pension Plan – Class 2	1000 Maine Ave SW Washington, DC 20024	13.31%
Aware Integrated Inc – Class 3	3535 Blue Cross Rd Eagan, MN 55122	12.55%
Charles Stewart Mott Foundation – Class 2	201 W Big Beaver Rd Suite 900 Troy, MI 48084	11.84%
SEI Private Trust Company – Class K*	1 Freedom Valley Drive Oaks, PA 19456	11.17%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	10.59%
North Slope Borough – Class 2	PO Box 69 Barrow, AK 99723-0069	9.22%
Investor	Investor Address	Percentage Ownership of Class
Massachusetts Port Authority Employees Retirement System – Class K	One Harborside Dr, Ste 200S, East Boston, MA 02128-2909	9.11%
Blue Cross Blue Shield of MN Pension Equity Plan – Class 3	3535 Blue Cross Rd Eagan, MN 55122	8.43%
Ameren Health and Welfare Trust – Class 4	PO Box 66149 MC 960 St Louis, MO 63166	8.42%
Battelle Memorial Institute – Class 3	505 King Ave Columbus, OH 43201	7.80%
Mitra & Co C/O Reliance Trust Company – Class K*	4900 West Brown Deer Road, Milwaukee, WI 53223	7.64%
Voya Retirement Plan – Class 2	5780 Powers Ferry Rd Atlanta, GA 30327	6.39%
Mac & Co – Class K*	500 Grant Street Room 151-1010 Pittsburgh, PA 15258	6.36%
Blue Cross Blue Shield of MN – Class 3	3535 Blue Cross Rd Eagan, MN 55122	5.30%

Baillie Gifford International Concentrated Growth Equities Fund

Pershing LLC – Class K*	PO Box 2052 Jersey City, NJ 07303	96.04%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	44.55%
TD Ameritrade – Institutional Class*	PO Box 2226 Omaha, NE 68103-2226	22.59%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	19.96%
Morgan Stanley Smith Barney LLLC – Institutional Class*	1 New York Plaza, 12th Floor, New York, NY 10004	7.51%

Baillie Gifford International Growth Fund

Teachers Retirement System of The State of Kentucky – Class 5	479 Versailles Rd Frankfort, KY 40601	100.00%
Presbyterian Healthcare Services Wells Fargo Bank – Class 3	9521 San Mateo Blvd Ne Albuquerque, NM 87113-2237	44.75%
Northwell Health Inc. – Class 3	972 Brush Hollow Rd Westbury, NY 11590	41.58%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	38.21%
Independence Blue Cross LLC – Class K	1901 Market Street Philadelphia, PA 19103	37.51%
Mitra & Co C/O Reliance Trust Company – Class K*	4900 West Brown Deer Road, Milwaukee, WI 53223	33.49%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	32.33%

Baillie Gifford Funds – Statement of Additional Information

Investor	Investor Address	Percentage Ownership of Class
Jacksonville Police and Fire Pension Fund – Class 4	1 W Adams St Ste 100 Jacksonville, FL 32202	30.23%
Iowa Peace Officers Retirement Accident and Disability System – Class 4	State Capitol Building, Room 114, Des Moines, IA 50319	29.13%
City of Jacksonville Retirement System – Class 4	117 West Duval St, Ste 300, Jacksonville, Fl 32202	28.81%
MWRA Employees Retirement System – Class K	Two Griffin Way Chelsea, MA 02150-3334	21.88%
The Carle Foundation Trust –Class 2	611 W Park St Urbana, IL 61801-2595	13.40%
The McKnight Foundation Trust – Class 2	710 S Second St Ste 400 Minneapolis, MN 55401	13.03%
Saint Louis University – Class 2	3545 Lindell Blvd Fl 3 Saint Louis, MO 63103	12.78%
Northwell Health Inc Master Retirement Trust – Class 3	972 Brush Hollow Rd Westbury, NY 11590	12.07%
Aerospace Employees Retirement Plan – Variable – Class 2	2310 E El Segundo Blvd El Segundo, CA 90245	12.04%
Iowa Judicial Retirement System – Class 4	State Capitol Building, Room 114, Des Moines, IA 50319	11.67%
Pershing LLC – Institutional Class*	PO Box 2052 Jersey City, NJ 07303	11.44%
Truist Bank as Custodian for Piedmont Hospital Quasi Endowment – Class 2	303 Peachtree St, Ste 1400, Mail Code GA ATL 3133 Atlanta GA 30303	10.69%
Raymond James Omnibus for Mutual Funds House Account – Institutional Class*	880 Carillon Parkway St Petersburg, FL 33716	10.58%
City of Gainesville Employees Pension Plan Fund – Class 2	200 East University Ave Gainesville, FL 32601	9.37%
The Lynde And Harry Bradley Foundation Inc – Class 2	1400 N Water Street Ste 300 Milwaukee, WI 53202	7.07%
University of South Florida Foundation Inc – Class 2	4202 E Fowler Ave ALC-100 Tampa, FL 33620	6.44%
SEI Private Trust Company – Institutional Class*	1 Freedom Valley Drive Oaks, PA 19456	5.47%

Baillie Gifford International Smaller Companies Fund

Bank of America – Class K*	PO BOX 843869 Dallas, TX 75284-1575	98.14%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	98.11%

Baillie Gifford Long Term Global Growth Fund

Nissan Employee Retirement Plan – Class 4	One Nissan Way Franklin, TN 37067-6367	100.00%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	67.86%
Investor	Investor Address	Percentage Ownership of Class
Longwood Foundation Inc – Class 2	100 West 10th Street, Suite 1109, Wilmington, DE 19801	64.81%
HRK Investments LLP – Class 2	345 St Peter Street, Suite 1200, St Paul, MN 55102-1211	34.42%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	28.10%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	22.43%
The Salvation Army A Georgia Corporation – Class K	1424 Northeast Expwy Atlanta, GA 30329	21.07%
Saxon & Co – Class K*	PO Box 94597 Cleveland, OH 44101-4697	19.79%
KeyBank NA – Class K	PO Box 94871, Cleveland, OH, 44101-4871	7.15%
TD Ameritrade – Institutional Class*	PO Box 2226 Omaha, NE 68103-2226	6.01%
Capinco C/O US Bank – Class K*	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	5.03%

Baillie Gifford U.S. Discovery Fund

Baillie Gifford International LLC – Institutional Class	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%
Naidot & Co C/O Bessemer Trust – Class K*	100 Woodbridge Center Drive, Woodbridge, NJ 07095	89.19%
Baillie Gifford International LLC – Class K	780 Third Ave, 43rd Floor, New York, NY 10017-2024	10.81%

Baillie Gifford U.S. Equity Growth Fund

Daytona Beach Police & Fire Retirement System – Class K	2503 Del Prado Blvd S, Suite 502, Cape Coral, FL 33904-5709	48.50%
Northern Trust C/O Custodian – Class K*	50 S Lasalle Street, Chicago, IL 60675	47.21%
National Financial Services LLC – Institutional Class*	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	37.86%
Charles Schwab & Co Inc Special Custody A/C FBO Customers – Institutional Class*	211 Main Street San Francisco, CA 94105	28.38%
TD Ameritrade – Institutional Class*	PO Box 2226 Omaha, NE 68103-2226	16.42%
RBC Capital Markets LLC Mutual Fund Processing Omnibus – Institutional Class*	60 South Sixth Street P08, Minneapolis, MN 55402-4400	6.24%

*  The named record owner is believed to hold shares of-record only.

Control Persons

A controlling person's vote could have a more significant effect on matters presented to shareholders of a Fund for approval than the vote of other shareholders of such Fund.

Baillie Gifford Funds – Statement of Additional Information

As of March 31, 2023, the name, address and percentage of ownership of each person who may be deemed to be a "control person" (as that term is defined in the 1940 Act) of a Fund because it owns greater than 25% of the outstanding shares, either beneficially or by virtue of its fiduciary or trust roles or otherwise, is shown below. The Trust does not have knowledge in every case as to whether all or any portion of shares owned of record are also owned beneficially.

Investor	Investor Address	Percentage Ownership of the Fund

Baillie Gifford China A Shares Growth Fund

Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford China Equities Fund

Charles Schwab & Co Inc Special Custody A/C FBO Customers	211 Main Street San Francisco, CA 94105	73.15%
Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	26.85%

Baillie Gifford Developed EAFE All Cap Fund

Capinco C/O US Bank	1555 N. Rivercenter Drive, Suite 302, Milwaukee, WI 53212	25.48%

Baillie Gifford EAFE Plus All Cap Fund

None

Baillie Gifford Emerging Markets Equities Fund

None

Baillie Gifford Emerging Markets ex China Fund

Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	100.00%

Baillie Gifford Global Alpha Equities Fund

None

Baillie Gifford Health Innovation Equities Fund

National Financial Services LLC	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	65.49%
Baillie Gifford International LLC	780 Third Ave, 43rd Floor, New York, NY 10017-2024	29.23%

Baillie Gifford International Alpha Fund

None

Baillie Gifford International Concentrated Growth Equities Fund

Pershing LLC	PO Box 2052 Jersey City, NJ 07303	41.93%
Charles Schwab & Co Inc Special Custody A/C FBO Customers	211 Main Street San Francisco, CA 94105	25.98%

Baillie Gifford International Growth Fund

Teachers Retirement System of The State of Kentucky	479 Versailles Rd Frankfort, KY 40601	39.42%

Baillie Gifford International Smaller Companies Fund

Bank of America	PO Box 843869 Dallas, TX 75284-1575	64.65%
National Financial Services LLC	499 Washington Blvd, 4th Floor, Jersey City, NJ 07310	33.47%
Investor	Investor Address	Percentage Ownership of the Fund

Baillie Gifford Long Term Global Growth Fund

None

Baillie Gifford U.S. Discovery Fund

Naidot & Co C/O Bessemer Trust	100 Woodbridge Center Drive, Woodbridge, NJ 07095	80.49%

Baillie Gifford U.S. Equity Growth Fund

None

Management Ownership

As of March 31, 2023, the Trustees and officers of the Trust, as a group, owned less than 1% of the outstanding equity securities of each class of each Fund.

Shareholder Rights

Rights to Dividends

Shareholders are entitled to dividends as declared by the Board, and, in liquidation of the relevant Series' portfolio, are entitled to receive the net assets of the portfolio.

Voting Rights

Shareholders are entitled to vote at any meetings of shareholders. The Trust does not generally hold annual meetings of shareholders and will do so only when required by law. Special meetings of shareholders may be called for purposes such as electing or removing trustees, changing a fundamental investment policy or approving an investment advisory agreement. In addition, a special meeting of shareholders of the Series will be held if, at any time, less than a majority of the Trustees then in office have been elected by shareholders of the Series.

Shareholders are entitled to one vote for each full share held, and fractional votes for each fractional share held. Voting rights are not cumulative.

Shareholders may vote in the election of Trustees and the termination of the Trust and on other matters submitted to the vote of shareholders, to the extent provided in the Declaration of Trust.

On any matter affecting all shareholders, all shares shall be voted together. Shareholders of all series vote together, irrespective of series, on:

—  the election of Trustees;

—  the removal of Trustees;

—  the selection of the Trust's independent registered public accounting firm; and

—  amendments to the Declaration of Trust, unless the amendment only: (i) changes the Trust's name, responds to or ensures compliance with applicable legislation or regulation or cures technical problems in the Declaration of Trust, (ii) establishes, changes or eliminates the par value of any shares (currently all shares have no par value) or (iii) issues shares of the Trust in one or more series, or

Baillie Gifford Funds – Statement of Additional Information

subdivides any series of shares into various classes of shares with such dividend preferences and other rights as the Board may designate.

For the purpose of electing Trustees, there will normally be no meetings of shareholders except where, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board, less than two-thirds of the Trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders.

In addition, Trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

Shareholders may wish to communicate with other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee. The Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials at the expense of the requesting shareholders, upon receiving a written request by shareholders having a net asset value constituting 1% of the outstanding shares of the Trust stating that such shareholders wish to communicate with the other shareholders.

The Declaration of Trust provides for the perpetual existence of the Trust. The Trust, may, however, be terminated at any time by vote of at least two-thirds of the outstanding shares of the Trust.

Matters Affecting a Particular Series or Share Class

On matters only affecting a particular series or share class, only shareholders of that series or class will be entitled to vote. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. Consistent with the current position of the SEC, shareholders of each series vote separately on matters requiring shareholder approval, such as certain changes in fundamental investment policies of that series or the approval of the investment advisory agreement relating to that series.

Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder.

Preemptive Rights

The shares of the Funds do not have any preemptive rights.

Trustee Nominations

Any shareholder may nominate a person to become a Trustee. See "Trustees and Trust Officers—Trustee Nominations by Shareholders" above.

Rights on Termination

Upon termination of a Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of such Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders.

Tax Reporting

As required by federal law, federal tax information will be furnished to applicable shareholders for each calendar year early in the succeeding year.

Liability

Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of a Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of a Fund and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The risk of a shareholder incurring financial loss on account of that liability is considered remote since it may arise only in very limited circumstances.

The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and a Fund itself would be unable to meet its obligations.

Contractual Arrangements

The Trust enters into contractual arrangements with various parties, including among others the Funds' investment adviser, custodian, transfer agent, and accountants, who provide services to the Funds. Shareholders are not parties to any such contractual arrangements, and those contractual arrangements are not intended to and will not create in any shareholder any right to enforce them directly against the service providers or to seek any remedy under them directly against the service providers.

This SAI provides information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of any Fund. Neither this SAI, nor the related Prospectus, is intended, or should be read, to be or to give rise to an agreement or contract between the Trust or any Fund and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.

Distributions

It is generally the policy of each Fund to declare and pay out, at least annually, dividends to its shareholders as follows:

—  Investment Company Taxable Income
Each Fund will distribute substantially all of its investment company taxable income (which, computed without regard to the dividends-paid deduction, includes dividends and any interest it receives from investments and the excess of net short-term capital gain over net long-term capital loss, in each case determined with reference to any loss carryforwards).

—  Net Capital Gains
Each Fund will distribute substantially all of its net capital gains (that is, the excess of net long-term capital gains over

Baillie Gifford Funds – Statement of Additional Information

net short-term capital loss, in each case determined with reference to any loss carryforwards), if any.

A Fund may make such distributions more frequently as determined by the Trustees of the Trust to the extent permitted by applicable regulations.

Notwithstanding the foregoing, each of the Funds may determine to retain investment company taxable income, so computed, subject to the distribution requirements applicable to regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code"), and/or net capital gain, and pay a Fund-level tax on any such retained amounts.

Distributions Are Payable in Shares

Except as provided below, distributions of income and capital gain are generally payable in full and fractional shares of the particular Fund, based upon the net asset value determined as of the close of unrestricted trading on the NYSE on the record date for each dividend or distribution.

Shareholders, however, may elect to receive their distributions in cash. The election may be made at any time by submitting a written request directly to the Trust. In order for a change to be in effect for any dividend or distribution, it must be received by the Trust ten days prior to such dividend or distribution.

Tax

The following discussion addresses certain U.S. federal income tax considerations that may be relevant to investors that (a) are citizens or residents of the U.S., or corporations, partnerships, or other entities created or organized under the laws of the U.S. or any political subdivision thereof, or estates that are subject to U.S. federal income taxation regardless of the source of their income or trusts if (i) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person and (b) hold, directly or indirectly, shares of a Fund as a capital asset ("U.S. shareholders").

The following discussion provides only limited information about the U.S. federal income tax treatment of shareholders that are not U.S. shareholders, and it does not address the U.S. federal income tax treatment of shareholders that are subject to special tax regimes such as certain financial institutions, insurance companies, dealers in securities or foreign currencies, U.S. shareholders whose functional currency (as defined in Section 985 of the Code) is not the U.S. dollar, persons investing through defined contribution plans and other tax-qualified plans, and persons that hold shares in a Fund as part of a "straddle," "conversion transaction," "hedge," or other integrated investment strategy. All such prospective and actual shareholders are urged to consult their own tax advisers with respect to the U.S. tax treatment of an investment in shares of a Fund.

No Fund has sought an opinion of legal counsel as to any specific U.S. tax matters. The discussion below as it relates to U.S. federal income tax consequences is based upon the Code and regulations, rulings, and judicial decisions thereunder as of the date hereof. Such authorities may be repealed, revoked, or modified (possibly on a retroactive basis) so as to result in U.S.

federal income tax consequences different from those discussed below.

This discussion is for general information purposes only. Prospective and actual shareholders should consult their own tax advisers with respect to their particular circumstances and the effect of state, local, or foreign tax laws to which they may be subject.

Each Fund – Separate Tax Entity

Each Fund is treated as a separate entity for U.S. federal income tax purposes. Each Fund has elected or, in the case of a new Fund, intends to elect to be treated as a regulated investment company eligible for taxation under the provisions of Subchapter M of the Code and intends to qualify each year as such.

Test for Special Tax Treatment

In order to qualify for the special tax treatment accorded regulated investment companies and their shareholders, a Fund must, among other things:

1.  derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities and foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income from interests in "qualified publicly traded partnerships" (as defined below) (collectively, "qualifying income");

2.  diversify its holdings so that, at the end of each quarter of its taxable year, (i) at least 50% of the market value of the Fund's assets consists of cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested, including through corporations in which the Fund owns a 20% or more voting stock interest, (x) in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and which are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and

3.  distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid—generally, taxable ordinary income and the excess, if any, of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, if any, for such year.

In general, for purposes of the 90% gross income requirement described in paragraph (1) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership

Baillie Gifford Funds – Statement of Additional Information

which would be qualifying income if realized directly by the regulated investment company.

However, 100% of the net income derived from an interest in a "qualified publicly traded partnership" (a partnership (i) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the qualifying income described in paragraph (1)(i) above) will be treated as qualifying income.

In general, such entities will be treated as partnerships for federal income tax purposes because they meet the passive income requirement under Section 7704(c)(2) of the Code.

In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (2) above, identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment.

In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to issuer identification for a particular type of investment may adversely affect the Fund's ability to meet the diversification test in (2) above.

Also, for purposes of the diversification test in (2) above, the term "outstanding voting securities of such issuer" will include the equity securities of a qualified publicly traded partnership.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it will not be subject to U.S. federal income tax on income or gains paid to its shareholders in a timely manner in the form of dividends (including Capital Gain Dividends, as defined below).

Failure to Meet Test for Special Tax Treatment

If a Fund were to fail to meet the income, diversification or distribution test described above, the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions, or disposing of certain assets.

If a Fund were ineligible to or otherwise did not cure such failure for any year, or if a Fund were otherwise to fail to qualify as a regulated investment company accorded special tax treatment in any taxable year, it would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net capital gain, would be taxable to U.S. shareholders as dividend income.

Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and may be eligible to be treated as "qualified dividend income" in the case of shareholders taxed as individuals, provided, in both cases, the shareholder meets certain holding period and other requirements in respect of the Fund's shares (as described below).

In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company that is accorded special tax treatment.

Retaining Net Capital Gains

As noted above, each of the Funds intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gains.

Notwithstanding the foregoing, each Fund may determine to retain investment company taxable income and/or net capital gains, and pay a Fund-level tax on any such retained amounts, subject to the distribution requirements applicable to regulated investment companies under the Code.

If a Fund retains any net capital gains, it will be subject to tax at the regular corporate rate on the amount retained, but may designate the retained amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds on a properly filed U.S. tax return to the extent the credit exceeds such liabilities.

For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder's gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

A Fund is not required to, and there can be no assurance that a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

In determining its net capital gains, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income, and its earnings and profits, a regulated investment company generally may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31 or, if there is no such loss, the net long-term capital loss or net short-term capital loss attributable to such portion of the taxable year) or late-year ordinary loss (generally, its net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31) as if incurred in the succeeding taxable year.

Excise Tax

If a Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year (or for the one-year period ending December 31 of such year if the Fund so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts.

Baillie Gifford Funds – Statement of Additional Information

For these purposes, a Fund's ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year, unless the Fund has made an election to use December 31, instead of October 31, for purposes of the excise tax; if the Fund makes the election to use December 31, no such gains or losses will be so treated.

Also, for these purposes, a Fund will be treated as having distributed any amount on which it is subject to corporate income tax for the taxable year ending within the calendar year.

Each of the Funds intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that each Fund will be able to do so.

Personal Holding Companies

In addition, if a Fund is a "personal holding company" (as defined in Section 542 of the Code) for U.S. federal income tax purposes, the Fund will potentially need to adjust the timing of its distributions to its shareholders in order to avoid a Fund-level tax on its "undistributed personal holding company income" (as defined in Section 545 of the Code). Generally, a Fund will be a personal holding company if, at any time during the last half of its taxable year, more than 50% of its shares are owned, directly or indirectly, by five or fewer individuals and/or certain pension trusts, private foundations, charitable trusts or trusts providing for the payment of supplemental unemployment benefits. In the event that a Fund is a personal holding company, the Fund will seek to make distributions sufficient to avoid a Fund-level tax under the personal holding company rules, although there can be no assurance it will be able to do so.

Tax on Fund Distributions

Distributions are generally taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder's investment (and thus were included in the price the shareholder paid for its shares).

Distributions are taxable whether shareholders receive them in cash or in additional shares.

A dividend paid to shareholders by a Fund in January of a year generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year.

Investment Income

For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income.

Distributions of investment income reported by a Fund as derived from "qualified dividend income" are taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level as described more fully below.

In order for some portion of the dividends received by a Fund shareholder to be "qualified dividend income" that is eligible for taxation at long-term capital gain rates, the Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund's shares.

In general, a dividend will not be treated as qualified dividend income (at either the Fund or shareholder level):

1.  if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date that is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date);

2.  to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property;

3.  if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest; or

4.  if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established security market in the U.S.), or (b) treated as a passive foreign investment company ("PFIC").

If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding the excess of net long-term capital gain over net short-term capital loss), then 100% of the Fund's dividends (other than dividends properly reported Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term "gross income" is the excess of net short-term capital gain over net long-term capital loss.

In general, dividends of net investment income received by corporate shareholders of a Fund will qualify for the dividends-received deduction generally available to corporations to the extent they are properly reported by the Fund as being attributable to the amount of eligible dividends received by the Fund from domestic corporations for the taxable year.

In general, a dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property.

Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of various provisions of the Code (for instance,

Baillie Gifford Funds – Statement of Additional Information

the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio stock—generally, stock acquired with borrowed funds).

There can be no assurances that a significant portion of a Fund's distributions will be eligible for the corporate dividends-received deduction. The percentage of ordinary income distributions eligible for the corporate dividends-received deduction for each Fund for the prior fiscal year is disclosed in the Fund's annual report, which is available on the SEC's website and on the Trust's website at http://USmutualfund.bailliegifford.com.

Any distribution of income that is attributable to dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.

Capital Gains

Taxes on distributions of capital gains are determined by how long a Fund owned (or is deemed to have owned) the investments that generated them, rather than how long a shareholder has owned his or her shares.

Tax rules can alter a Fund's holding period on investments and thereby affect the tax treatment of gain or loss on such investments. Distributions of net capital gain from the sale of investments that the Fund owned (or is deemed to have owned) for more than one year and that are properly reported by the Fund as capital gain dividends ("Capital Gain Dividends") are generally taxable to shareholders as long-term capital gains, taxed to individuals at reduced rates relative to ordinary income. Distributions of gains from the sale of investments that a Fund owned (or is deemed to have owned) for one year or less are generally taxable to shareholders as ordinary income.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

The IRS and the Department of the Treasury have issued regulations that impose special rules in respect of Capital Gain Dividends received through partnership interests constituting "applicable partnership interests" under Section 1061 of the Code.

Medicare Contribution Tax

The Code generally imposes a 3.8% Medicare contribution tax on the net investment income of certain individuals, trusts and estates to the extent their income exceeds certain threshold amounts. For these purposes, "net investment income" generally includes, among other things, (i) distributions paid by the Fund of net investment income and capital gain, including Capital Gain Dividends, as described above, and (ii) any net gain from the sale, exchange, redemption or other taxable disposition of Fund shares. Shareholders are advised to consult their tax advisers regarding the possible implications of this additional tax on their investment in a Fund.

Sale, Exchange or Redemption of Shares

A sale, exchange or redemption of shares in a Fund will generally give rise to a capital gain or loss.

In general, any capital gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held by a shareholder for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held by a shareholder for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to the shares.

Furthermore, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund (or substantially identical shares) are purchased (including as a result of dividend reinvestment) within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Return of Capital Distributions

If a Fund makes a distribution to a shareholder in excess of its current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder's tax basis in its shares, and thereafter as capital gain.

A return of capital is not taxable, but it reduces the shareholder's tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.

Capital Loss Carryforwards

Capital losses in excess of capital gains ("net capital losses") are not permitted to be deducted against a Fund's net investment income. Instead, potentially subject to certain limitations, a Fund is able to carry net capital losses from any taxable year forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable years.

Distributions from capital gains are generally made after applying any available capital loss carryforwards.

Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains.

A Fund may carry net capital losses forward to one or more subsequent taxable years without expiration. A Fund must apply such carryforwards first against gains of the same character.

The amounts of any capital loss carryforwards available to a Fund are shown in the notes to the financial statements incorporated by reference into this SAI.

Hedging and Similar Transactions

Transactions in Derivative Instruments

A Fund's transactions in derivative instruments (e.g., futures or options transactions, forward contracts and swap agreements), or any other hedging, short sale, securities loan or similar transactions, may be subject to one or more special tax rules (e.g., notional principal contract, constructive sale, mark-to-market, straddle, wash sale, and short sale rules).

Baillie Gifford Funds – Statement of Additional Information

These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital, accelerate income to such Fund, defer losses to such Fund, or cause adjustments in the holding periods of such Fund's securities, thereby affecting, among other things, whether capital gains and losses are treated as short-term or long-term. These rules could therefore affect the amount, timing and/or character of distributions to shareholders.

Each of the Funds will determine whether to make any available elections pertaining to such transactions. Because these and other tax rules applicable to these types of transactions are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a Fund-level tax.

Book Income and Taxable Income

Certain of a Fund's investments in derivative instruments and foreign currency-denominated instruments, and any of a Fund's transactions in foreign currencies and hedging activities, are likely to produce a difference between its book income and its taxable income.

If a Fund's book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits, (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

If a Fund's book income is less than its taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company that is accorded special tax treatment and to avoid a Fund-level tax.

Foreign Currency Transactions and Related Hedging Transactions

A Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by the Fund to offset income or gains earned in subsequent taxable years.

Foreign currency gains are generally treated as qualifying income for purposes of the 90% gross income requirement described above. There is a remote possibility that the Secretary of the Treasury will issue contrary tax regulations with respect to foreign currency gains that are not directly related to a regulated investment company's principal business of investing in stocks or securities (or options or futures with respect to stocks or securities), and such regulations could apply retroactively.

Investments in Other Regulated Investment Companies

A Fund's investments in shares of other mutual funds, ETFs or other companies that are treated as regulated investment companies (each, an "underlying RIC"), can cause the Fund to be required to distribute greater amounts of net investment income or net capital gain than the Fund would have distributed had it invested directly in the securities held by the underlying RIC, rather than in shares of the underlying RIC. Further, the amount or timing of distributions from a Fund qualifying for treatment as a particular character (e.g., long-term capital gain, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had such Fund invested directly in the securities held by the underlying RIC.

If a Fund receives dividends from an underlying RIC, and the underlying RIC reports such dividends as qualified dividend income, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

If a Fund receives dividends from an underlying RIC and the underlying RIC reports such dividends as eligible for the dividends-received deduction, then the Fund is permitted in turn to report its distributions derived from those dividends as eligible for the dividends-received deduction as well, provided it meets holding period and other requirements with respect to shares of the underlying RIC.

Investment in Securities of Certain Foreign Corporations

Income, proceeds and gains received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.

Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes.

If more than 50% of a Fund's assets at taxable year end consists of the securities of foreign corporations, the Fund may elect to permit shareholders who are U.S. citizens or residents or U.S. corporations to claim a credit or deduction (but not both) on their income tax returns for their pro rata portion of qualified taxes paid by the Fund to foreign countries in respect of foreign securities the Fund held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes.

A shareholder's ability to claim a foreign tax credit or deduction in respect of foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit or deduction (if any) for the amount of such taxes. In particular, shareholders must hold their Fund shares (without protection from risk of loss) on the ex-dividend date and for at least 15 additional days during the 31-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a given dividend.

Shareholders that do not itemize on their federal income tax returns may claim a credit (but not a deduction) for such foreign taxes.

Shareholders that are not subject to U.S. federal income tax, and those who invest in a Fund through tax-advantaged accounts (including those who invest through tax-advantaged retirement

Baillie Gifford Funds – Statement of Additional Information

plans), generally will receive no benefit from any tax credit or deduction passed through by the Fund.

A Fund's investments that are treated as equity investments for U.S. federal income tax purposes in certain PFICs could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on gains from the sale of its investment in such PFIC. This tax cannot be eliminated by making distributions to shareholders of the Fund. However, if certain conditions are met, a Fund may elect to avoid the imposition of that tax. For example, a Fund may elect, pursuant to Sections 1293 and 1295 of the Code, to treat a PFIC as a "qualified electing fund" (a "QEF election"), in which case the Fund will be required to include its share of the company's income and net capital gain annually, regardless of whether it receives any distribution from the company. A Fund also may make an election, pursuant to Section 1296 of the Code, to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year (a "mark-to-market election").

Such gains and losses are treated as ordinary income and loss.

The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirements, which also may accelerate the recognition of gain and affect the Fund's total return.

Dividends paid by PFICs will not be eligible to be treated as "qualified dividend income."

A foreign corporation is a PFIC if: (i) 75% or more of its gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) held by such corporation during the taxable year which produce or are held for the production of passive income is at least 50%.

Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business activities and certain income received from related persons. Because it is not always possible to identify a foreign corporation as a PFIC, in some instances, a Fund may incur the tax and interest charges described above.

A foreign corporation in which a Fund invests will not be treated as a PFIC with respect to the Fund if such corporation is a controlled foreign corporation ("CFC") for U.S. federal income tax purposes and the Fund holds (directly, indirectly, or constructively) 10% or more of the voting interests in or total value of such corporation. In such a case, the Fund generally would be required to include in gross income each year, as ordinary income, its share of certain amounts of the CFC's income, whether or not the CFC distributes such amounts to the Fund.

Investments in Certain Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) will be treated as debt obligations that are issued originally at a discount.

Generally, the original issue discount ("OID") is treated as interest income and is included in a Fund's income and required to be distributed by the Fund over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. In addition, payment-in-kind securities will give rise to income which is required to be distributed and is taxable even though a Fund holding the security receives no cash payment on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by the Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its "revised issue price") over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Alternatively, the Fund may elect to accrue market discount currently, in which case the Fund will be required to include the accrued market discount in the Fund's income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or, in certain cases, "acquisition discount" (very generally, the excess of the stated redemption price over the purchase price). A Fund will be required to include the OID or acquisition discount in income (as ordinary income) and thus distribute it over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.

The rate at which OID or acquisition discount accrues, and thus is included in the Fund's income, will depend upon which of the permitted accrual methods the Fund elects. If a Fund holds the foregoing kinds of obligations, or other obligations subject to special rules under the Code, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

Such distributions may be made from the cash assets of the Fund or, if necessary, by disposition of portfolio securities including at a time when it may not be advantageous to do so. These dispositions may cause the Fund to realize higher

Baillie Gifford Funds – Statement of Additional Information

amounts of short-term capital gains (generally taxed to shareholders at ordinary income tax rates) and, in the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger Capital Gain Dividend than if the Fund had not held such obligations.

Very generally, where a Fund purchases a bond at a price that exceeds the redemption price at maturity—that is, at a premium—the premium is amortizable over the remaining term of the bond. In the case of a taxable bond, if the Fund makes an election applicable to all such bonds it purchases, which election is irrevocable without consent of the IRS, the Fund reduces the current taxable income from the bond by the amortized premium and reduces its tax basis in the bond by the amount of such offset; upon the disposition or maturity of such bonds, the Fund is permitted to deduct any remaining premium allocable to a prior period.

A portion of the OID accrued on certain high yield discount obligations may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by the Fund may be eligible for the dividends-received deduction to the extent attributable to the deemed dividend portion of such OID.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount; whether or to what extent a Fund should recognize market discount on a debt obligation; when and to what extent a Fund may take deductions for bad debts or worthless securities; and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Tax Shelter Reporting Regulations

Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886.

Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper.

Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shares Purchased Through Tax-Advantaged Accounts

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans or tax-advantaged accounts.

Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans and arrangements and the precise effect of such an investment in their particular tax situations.

Tax-Exempt Shareholders

Under current law, each of the Funds serves to "block" (that is, prevent the attribution to shareholders of) unrelated business taxable income ("UBTI") from being realized by tax-exempt shareholders.

Notwithstanding this "blocking" effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code.

Backup Withholding

A Fund generally is required to withhold and remit to the U.S. Department of the Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish such Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to such Fund that he or she is not subject to such withholding. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

For a foreign person (as defined below) to qualify for exemption from the backup withholding tax and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisers in this regard.

Foreign Shareholders

Distributions by a Fund to shareholders that are not "U.S. persons" within the meaning of the Code ("foreign persons") properly reported by the Fund as (1) Capital Gain Dividends, (2) short-term capital gain dividends and (3) interest-related dividends, each as defined and subject to certain conditions described below, generally are not subject to withholding of U.S. federal income tax.

In general, the Code defines (1) "short-term capital gain dividends" as distributions of net short-term capital gains in excess of net long-term capital losses and (2) "interest-related dividends" as distributions from U.S. source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, in each case to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders.

The exceptions to withholding for Capital Gain Dividends and short-term capital gain dividends do not apply to (a) distributions to an individual foreign person who was present in the U.S. for a period or periods aggregating 183 days or more during the year

Baillie Gifford Funds – Statement of Additional Information

of the distribution and (b) distributions attributable to gain that is treated as effectively connected with the conduct by the foreign person of a trade or business within the United States under special rules regarding the disposition of U.S. real property interests.

The exception to withholding for interest-related dividends does not apply to distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the U.S., or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a CFC. If a Fund invests in an underlying RIC that pays Capital Gain Dividends, short-term capital gain dividends or interest-related dividends to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign shareholders. A Fund is permitted to report such part of its dividends as short-term capital gain and/or interest-related dividends as are eligible, but is not required to do so.

In the case of Fund shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of such payments as short-term capital gain or interest-related dividends to shareholders.

Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Distributions by a Fund to beneficial holders of shares who are foreign persons other than Capital Gain Dividends, short-term capital gain dividends and interest-related dividends (e.g., dividends attributable to dividend and foreign-source interest income or to short-term capital gains or U.S. source interest income to which the exception from withholding described above does not apply) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate).

A beneficial holder of Fund shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on a sale, exchange or redemption of such shares of a Fund unless (i) such gain is "effectively connected" with the conduct of a trade or business carried on by such holder within the U.S. or (ii) in the case of an individual holder, the holder is present in the U.S. for a period or periods aggregating 183 days or more during the year of the sale and certain other conditions are met.

If a foreign person is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the U.S. More generally, foreign persons who are residents in a country with an income tax treaty with the U.S. may obtain different tax results than those described herein, and are urged to consult their tax advisers.

A beneficial holder of Fund shares who is a foreign person may be subject to state, local or foreign taxes, and to the U.S. federal estate tax in addition to the U.S. federal income tax rules described above.

Certain Additional Withholding and Reporting Requirements

Shareholders that are U.S. persons and own, directly or indirectly, more than 50% of a Fund could be required to report annually their "financial interest" in a Fund's "foreign financial accounts," if any, on FinCEN Form 114, Report of Foreign Bank and Financial Accounts (FBAR).

Shareholders should consult a tax adviser regarding the applicability to them of this reporting requirement.

Sections 1471-1474 of the Code and the U.S. Treasury and IRS guidance issued thereunder (collectively, "FATCA") generally require a Fund to obtain information sufficient to identify the status of each of its shareholders under FATCA or under an applicable intergovernmental agreement (an "IGA") between the United States and a foreign government.

If a shareholder fails to provide the requested information or otherwise fails to comply with FATCA or an IGA, a Fund may be required to withhold under FATCA at a rate of 30% with respect to that shareholder on ordinary dividends it pays. The IRS and the Department of Treasury have issued proposed regulations providing that these withholding rules will not apply to the gross proceeds of share redemptions or Capital Gain Dividends the Fund pays.

If a payment by a Fund is subject to FATCA withholding, the Fund is required to withhold even if such payment would otherwise be exempt from withholding under the rules applicable to foreign persons described above (e.g., short-term capital gain dividends and interest-related dividends).

Each prospective investor is urged to consult its tax adviser regarding the applicability of FATCA and any other reporting requirements with respect to the prospective investor's own situation, including investments through an intermediary.

Financial Statements

Financial statements of Baillie Gifford China A Shares Growth Fund, Baillie Gifford China Equities Fund, Baillie Gifford Developed EAFE All Cap Fund, Baillie Gifford EAFE Plus All Cap Fund, Baillie Gifford Emerging Markets ex China Fund, Baillie Gifford Emerging Markets Equities Fund, Baillie Gifford Global Alpha Equities Fund, Baillie Gifford Health Innovation Equities Fund, Baillie Gifford International Alpha Fund, Baillie Gifford International Concentrated Growth Equities Fund, Baillie Gifford International Growth Fund, Baillie Gifford International Smaller Companies Fund, Baillie Gifford Long Term Global Growth Fund, Baillie Gifford U.S. Discovery Fund and Baillie Gifford U.S. Equity Growth Fund for the fiscal year ended December 31, 2022 are incorporated by reference to the Annual Report filed with the SEC for such Funds on Form N-CSR on March 3, 2023 (SEC Accession No. 0001104659-23-028309).

These financial statements have been incorporated by reference herein in reliance on the report of Cohen & Company, Ltd., the Trust's independent registered public accounting firm, also incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.